UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
October 31, 2018
Columbia Select Global Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Global Equity Fund   |  Annual Report 2018

Columbia Select Global Equity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Select Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Threadneedle International Limited
David Dudding, CFA
Pauline Grange
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/29/90	3.52	7.52	10.12
	Including sales charges		-2.42	6.25	9.47
Advisor Class*		03/01/18	3.76	7.57	10.15
Class C	Excluding sales charges	06/26/00	2.78	6.73	9.32
	Including sales charges		1.78	6.73	9.32
Institutional Class*		09/27/10	3.84	7.81	10.35
Institutional 2 Class		12/11/06	3.91	7.97	10.61
Institutional 3 Class*		03/01/17	3.93	7.68	10.21
Class R		12/11/06	3.29	7.27	9.92
Class T	Excluding sales charges	12/01/06	3.58	7.50	10.13
	Including sales charges		0.96	6.94	9.86
MSCI ACWI (Net)			-0.52	6.15	9.75
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Global Equity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at October 31, 2018)
Microsoft Corp. (United States)	6.8
MasterCard, Inc., Class A (United States)	5.1
Alphabet, Inc., Class A (United States)	4.9
AIA Group Ltd. (Hong Kong)	4.8
RELX PLC (United Kingdom)	3.7
Kotak Mahindra Bank Ltd. (India)	3.4
Boston Scientific Corp. (United States)	3.1
Adobe, Inc. (United States)	3.1
UnitedHealth Group, Inc. (United States)	3.1
Unilever NV-CVA (Netherlands)	3.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2018)
Communication Services	7.9
Consumer Discretionary	7.5
Consumer Staples	6.1
Financials	20.1
Health Care	18.9
Industrials	11.3
Information Technology	25.8
Materials	1.0
Real Estate	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Global Equity Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2018)
China	2.0
France	2.6
Germany	2.9
Hong Kong	4.8
India	6.3
Indonesia	0.5
Ireland	2.1
Japan	2.5
Netherlands	3.1
Spain	2.1
Sweden	1.8
Country breakdown (%) (at October 31, 2018)
Taiwan	1.0
United Kingdom	9.8
United States(a)	58.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Select Global Equity Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period ended October 31, 2018, the Fund’s Class A shares returned 3.52% excluding sales charges. The Fund outperformed its benchmark, the MSCI ACWI (Net), which returned -0.52% during the same time period. Stock selection was the key factor of the Fund’s outperformance of its benchmark, particularly in the health care and financials sectors, and our longstanding focus on quality and growth provided further support. Sector allocations — though a residual effect of our bottom-up process — also added value due to overweight positions in information technology and health care.
A mixed picture for equities
Global equities finished with a slightly negative return for the 12 months ended October 31, 2018, which obscured the wide divergences in performance that occurred beneath the surface. In the United States, stocks performed well for much of the period on the strength of accelerating economic growth and better-than-expected corporate earnings. Although the domestic market sold off significantly in October 2018 on concerns about rising interest rates and the protectionist direction of U.S. trade policy, it nonetheless closed with a gain. The story was different overseas, where developed-market international equities lagged as a result of slower growth and the downturn in most major foreign currencies against the U.S. dollar. Emerging-market stocks experienced particularly poor performance, as the category fell out of favor due to higher rates, its sensitivity to trade issues, and economic turmoil in Argentina, Turkey and other nations.
Contributors and detractors
The Fund’s positioning in the health care sector made the largest contribution to its 12-month performance results. The Fund’s overweight in the sector, which outpaced the overall market behind an improving outlook for both top-line revenues and bottom-line earnings, aided returns. Stock selection was a further plus thanks to the strong showing for Centene, Boston Scientific and UnitedHealth, among others. Centene, a multi-line managed care provider, rallied as its acquisition strategy bolstered its scale, provided a cost-management edge and enabled the company to serve complex care needs more effectively.
Our stock selection in the financials sector also added to performance, led by Intercontinental Exchange, AIA and Aon. In total, the portfolio’s holdings in financials produced a modest gain even as the category finished with a loss in the mid-single digits. Consumer discretionary was a further area of strength, as our positions delivered a combined total return in the mid-teens and outpaced the flat performance for the sector as a whole. Adidas and Amazon.com were the primary drivers of outperformance. The sports equipment producer Adidas, which continued to gain market share within a concentrated, growing industry, benefited from rising profit margins and an evolving distribution model that allowed it to generate growth in its e-commerce channel.
At the individual stock level, two of the portfolio’s largest positions — Mastercard and Microsoft — were also among its leading contributors. Mastercard generated strong financial results thanks to a positive holiday season and healthy consumer spending overall. We reduced the size of the position, but it remained a top portfolio holding based on our view that the company is a primary beneficiary of the trend toward digital transactions and away from cash. Microsoft continued to produce strong growth within its cloud businesses — namely its Azure platform and Office 365 productivity suite — which led to a gain well in excess of the broader market. We added to the Fund’s position in Microsoft on our belief that the company can continue to benefit from its established distribution channels, large customer base, and the ongoing migration of business to the cloud.
Our positioning in the consumer staples sector detracted from performance. An initial overweight in the group hurt results amid the weakness in defensive stocks through the early part of the period. Our stock selection also detracted, led by an investment in British American Tobacco. Despite the company’s increasing market share and high profit margins, its shares lagged as a result of slower product penetration and the general underperformance of tobacco stocks. Reckitt Benckiser, Anheuser-Busch InBev, and Estee Lauder also played a role in the Fund’s shortfall in the sector.
We experienced mild underperformance in the industrials and energy sectors, as well. Our shift toward an overweight in the former category mid-way through the period hurt results, as the sector subsequently began to lag due to concerns about trade policy. Additionally, we were hurt by the weakness in the France-based laundry-services provider Elis. The company produced solid results, highlighted by healthy profit-margin improvement and robust organic growth, but it lagged during the
Columbia Select Global Equity Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
periods of market volatility in February and October. We maintained the position on our belief that Elis stands to benefit from its broad scale, high earnings visibility and the synergies brought about by a recent acquisition. In energy, we were hurt by having a zero weighting that caused us to miss out on the sector’s sizable rally in the second half of the period.
Portfolio changes
We believe in investing in companies with sustainable competitive advantages that are reflected by high or rising returns on capital and the ability to compound their earnings over time. Conversely, we typically have underweights in sectors where companies with durable advantages are most scarce, owing either to high levels of competition or susceptibility to disruption. With this as background, the technology, health care and financials sectors represented the Fund’s largest underweights at the close of the period. It held zero weightings in energy and utilities, and it was underweight in materials, consumer discretionary, consumer staples and real estate. It had neutral weightings in industrials and communication services.
In terms of changes to the portfolio’s allocations, we made the largest increases in industrials, health care and technology. We established new positions in the credit reporting agency TransUnion and the industrial equipment producer Atlas Copco in industrials, and we purchased the medical technology provider Becton Dickinson and the gene sequencing company Illumina in health care. Notable additions in technology included Taiwan Semiconductor Manufacturing and the management services provider Automatic Data Processing. On the other side of the ledger, we made the largest reductions in the consumer staples, communication services and materials sectors. In consumer staples, we reallocated away from positions such as Reckitt Benckiser, PepsiCo and Anheuser Busch InBev. In communication services, we sold Comcast, Tencent and Facebook, while the global paint and coating supplier PPG Industries was our most notable sale in materials.
At the country level, the three largest overweights as of October 31, 2018 were the United States, India, and Hong Kong. Japan, Canada and Switzerland were the most significant underweights.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Global Equity Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	976.80	1,018.50	6.63	6.77	1.33
Advisor Class	1,000.00	1,000.00	978.10	1,019.66	5.48	5.60	1.10
Class C	1,000.00	1,000.00	973.90	1,014.72	10.35	10.56	2.08
Institutional Class	1,000.00	1,000.00	979.30	1,019.71	5.44	5.55	1.09
Institutional 2 Class	1,000.00	1,000.00	979.30	1,020.11	5.04	5.14	1.01
Institutional 3 Class	1,000.00	1,000.00	979.10	1,020.42	4.74	4.84	0.95
Class R	1,000.00	1,000.00	976.00	1,017.19	7.92	8.08	1.59
Class T	1,000.00	1,000.00	977.60	1,018.40	6.73	6.87	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Global Equity Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
China 2.0%
Alibaba Group Holding Ltd., ADR(a)	28,282	4,023,963
Ping An Insurance Group Co. of China Ltd., Class H	414,500	3,918,696
Total		7,942,659
France 2.6%
Elis SA	306,231	6,184,383
Pernod Ricard SA	27,477	4,195,223
Total		10,379,606
Germany 2.9%
Adidas AG	50,194	11,825,268
Hong Kong 4.8%
AIA Group Ltd.	2,547,600	19,379,712
India 6.3%
HDFC Bank Ltd.	463,516	12,035,439
Kotak Mahindra Bank Ltd.	891,742	13,494,437
Total		25,529,876
Indonesia 0.5%
PT Bank Central Asia Tbk	1,373,400	2,138,469
Ireland 2.1%
Ingersoll-Rand PLC	86,992	8,346,012
Japan 2.5%
Keyence Corp.	21,000	10,258,916
Netherlands 3.1%
Unilever NV-CVA	230,116	12,386,962
Spain 2.1%
Cellnex Telecom SA	349,540	8,713,904
Sweden 1.8%
Atlas Copco AB, Class B	222,784	5,106,347
Epiroc AB, Class B(a)	288,051	2,374,312
Total		7,480,659
Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	564,000	4,234,164
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 9.8%
Aon PLC	62,189	9,712,678
British American Tobacco PLC	180,881	7,845,845
DS Smith PLC	805,771	4,046,621
InterContinental Hotels Group PLC	66,086	3,471,764
RELX PLC	741,899	14,680,254
Total		39,757,162
United States 56.9%
Activision Blizzard, Inc.	52,772	3,643,907
Adobe, Inc.(a)	50,552	12,423,660
Agilent Technologies, Inc.	68,809	4,458,135
Alphabet, Inc., Class A(a)	17,826	19,440,679
Amazon.com, Inc.(a)	6,652	10,629,963
Automatic Data Processing, Inc.	67,192	9,681,023
Becton Dickinson and Co.	42,846	9,876,003
Boston Scientific Corp.(a)	347,630	12,563,348
Centene Corp.(a)	70,610	9,201,895
Charles Schwab Corp. (The)	114,506	5,294,757
Cooper Companies, Inc. (The)	28,613	7,391,024
Equinix, Inc.	14,657	5,551,192
Illumina, Inc.(a)	23,686	7,369,899
Intercontinental Exchange, Inc.	76,263	5,875,302
Lam Research Corp.	46,591	6,603,342
MasterCard, Inc., Class A	103,569	20,472,484
Microsoft Corp.	255,261	27,264,427
S&P Global, Inc.	45,569	8,308,140
Thermo Fisher Scientific, Inc.	52,548	12,277,840
TransUnion	126,854	8,340,651
UnitedHealth Group, Inc.	47,440	12,398,444
Visa, Inc., Class A	86,967	11,988,401
Total		231,054,516
Total Common Stocks (Cost $340,429,108)		399,427,885

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Global Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(b),(c)	6,758,722	6,758,047
Total Money Market Funds (Cost $6,758,047)		6,758,047
Total Investments in Securities (Cost $347,187,155)		406,185,932
Other Assets & Liabilities, Net		(203,648)
Net Assets		$405,982,284
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	5,709,951	129,853,899	(128,805,128)	6,758,722	(904)	—	128,255	6,758,047
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
China	4,023,963	3,918,696	—	—	7,942,659
France	—	10,379,606	—	—	10,379,606
Germany	—	11,825,268	—	—	11,825,268
Hong Kong	—	19,379,712	—	—	19,379,712
India	—	25,529,876	—	—	25,529,876
Indonesia	—	2,138,469	—	—	2,138,469
Ireland	8,346,012	—	—	—	8,346,012
Japan	—	10,258,916	—	—	10,258,916
Netherlands	—	12,386,962	—	—	12,386,962
Spain	—	8,713,904	—	—	8,713,904
Sweden	—	7,480,659	—	—	7,480,659
Taiwan	—	4,234,164	—	—	4,234,164
United Kingdom	9,712,678	30,044,484	—	—	39,757,162
United States	231,054,516	—	—	—	231,054,516
Total Common Stocks	253,137,169	146,290,716	—	—	399,427,885
Money Market Funds	—	—	—	6,758,047	6,758,047
Total Investments in Securities	253,137,169	146,290,716	—	6,758,047	406,185,932
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Global Equity Fund | Annual Report 2018

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $340,429,108)	$399,427,885
Affiliated issuers (cost $6,758,047)	6,758,047
Foreign currency (cost $137,724)	136,743
Receivable for:
Investments sold	5,093,735
Capital shares sold	129,299
Dividends	381,266
Foreign tax reclaims	287,252
Prepaid expenses	3,173
Other assets	5,149
Total assets	412,222,549
Liabilities
Payable for:
Investments purchased	5,724,457
Capital shares purchased	267,677
Foreign capital gains taxes deferred	21,772
Management services fees	9,494
Distribution and/or service fees	2,344
Transfer agent fees	35,313
Compensation of board members	107,501
Other expenses	71,707
Total liabilities	6,240,265
Net assets applicable to outstanding capital stock	$405,982,284
Represented by
Paid in capital	309,437,633
Total distributable earnings (loss)	96,544,651
Total - representing net assets applicable to outstanding capital stock	$405,982,284
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
October 31, 2018
Class A
Net assets	$316,699,649
Shares outstanding	24,278,372
Net asset value per share	$13.04
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.84
Advisor Class
Net assets	$109,602
Shares outstanding	8,189
Net asset value per share	$13.38
Class C
Net assets	$7,968,382
Shares outstanding	688,255
Net asset value per share	$11.58
Institutional Class
Net assets	$29,190,907
Shares outstanding	2,208,779
Net asset value per share	$13.22
Institutional 2 Class
Net assets	$1,098,407
Shares outstanding	82,720
Net asset value per share	$13.28
Institutional 3 Class
Net assets	$50,583,183
Shares outstanding	3,849,971
Net asset value per share	$13.14
Class R
Net assets	$328,786
Shares outstanding	25,303
Net asset value per share	$12.99
Class T
Net assets	$3,368
Shares outstanding	257
Net asset value per share(a)	$13.10
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$13.44

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Global Equity Fund | Annual Report 2018

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$5,232,863
Dividends — affiliated issuers	128,255
Foreign taxes withheld	(228,273)
Total income	5,132,845
Expenses:
Management services fees	3,740,964
Distribution and/or service fees
Class A	835,288
Class C	118,563
Class R	939
Class T	9
Transfer agent fees
Class A	456,823
Advisor Class(a)	57
Class C	16,295
Institutional Class	37,968
Institutional 2 Class	411
Institutional 3 Class	4,048
Class K	9
Class R	256
Class T	5
Plan administration fees
Class K	30
Compensation of board members	26,167
Custodian fees	55,018
Printing and postage fees	59,287
Registration fees	110,810
Audit fees	50,501
Legal fees	10,914
Compensation of chief compliance officer	82
Other	33,544
Total expenses	5,557,988
Fees waived by transfer agent
Institutional 2 Class	(60)
Institutional 3 Class	(2,606)
Expense reduction	(2,519)
Total net expenses	5,552,803
Net investment loss	(419,958)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	41,744,472
Investments — affiliated issuers	(904)
Foreign currency translations	(143,245)
Net realized gain	41,600,323
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(25,631,517)
Foreign currency translations	(10,734)
Foreign capital gains tax	(14,318)
Net change in unrealized appreciation (depreciation)	(25,656,569)
Net realized and unrealized gain	15,943,754
Net increase in net assets resulting from operations	$15,523,796

(a)	Advisor Class shares are based on operations from March 1, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations
Net investment income (loss)	$(419,958)	$35,497
Net realized gain	41,600,323	20,889,589
Net change in unrealized appreciation (depreciation)	(25,656,569)	66,233,791
Net increase in net assets resulting from operations	15,523,796	87,158,877
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,376,724)	—
Class C	(62,342)	—
Institutional Class	(160,482)	—
Institutional 2 Class	(3,661)	—
Institutional 3 Class	(419,880)	—
Class K	(174)	—
Class R	(752)	—
Class T	(14)	—
Total distributions to shareholders	(2,024,029)	—
Decrease in net assets from capital stock activity	(22,432,766)	(65,824,386)
Total increase (decrease) in net assets	(8,932,999)	21,334,491
Net assets at beginning of year	414,915,283	393,580,792
Net assets at end of year	$405,982,284	$414,915,283
Undistributed (excess of distributions over) net investment income	$(106,826)	$114,946
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Global Equity Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018 (a)		October 31, 2017 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,544,218	21,046,975	1,163,667	13,405,649
Distributions reinvested	105,124	1,354,000	—	—
Redemptions	(2,867,553)	(38,612,580)	(5,632,300)	(61,850,082)
Net decrease	(1,218,211)	(16,211,605)	(4,468,633)	(48,444,433)
Advisor Class
Subscriptions	8,291	116,445	—	—
Redemptions	(102)	(1,447)	—	—
Net increase	8,189	114,998	—	—
Class B
Subscriptions	—	—	218	2,171
Redemptions	—	—	(161,295)	(1,677,475)
Net decrease	—	—	(161,077)	(1,675,304)
Class C
Subscriptions	272,446	3,289,165	111,502	1,150,356
Distributions reinvested	5,327	61,311	—	—
Redemptions	(710,225)	(8,722,212)	(504,031)	(5,065,553)
Net decrease	(432,452)	(5,371,736)	(392,529)	(3,915,197)
Class I
Subscriptions	—	—	52,564	564,685
Redemptions	—	—	(6,373,239)	(70,220,728)
Net decrease	—	—	(6,320,675)	(69,656,043)
Institutional Class
Subscriptions	925,125	12,673,905	2,169,266	24,381,566
Distributions reinvested	12,017	156,456	—	—
Redemptions	(668,418)	(9,056,699)	(517,276)	(6,017,200)
Net increase	268,724	3,773,662	1,651,990	18,364,366
Institutional 2 Class
Subscriptions	55,132	745,562	39,510	474,172
Distributions reinvested	278	3,637	—	—
Redemptions	(7,819)	(105,767)	(18,845)	(213,690)
Net increase	47,591	643,432	20,665	260,482
Institutional 3 Class
Subscriptions	94,531	1,281,341	5,851,630	64,108,938
Distributions reinvested	32,472	419,857	—	—
Redemptions	(526,035)	(7,175,096)	(1,602,627)	(17,995,456)
Net increase (decrease)	(399,032)	(5,473,898)	4,249,003	46,113,482
Class K
Subscriptions	—	—	31,477	323,694
Distributions reinvested	12	158	—	—
Redemptions	(2,552)	(35,239)	(688,463)	(7,153,236)
Net decrease	(2,540)	(35,081)	(656,986)	(6,829,542)
Class R
Subscriptions	15,643	207,573	6,279	66,585
Distributions reinvested	25	326	—	—
Redemptions	(5,986)	(80,437)	(9,999)	(108,782)
Net increase (decrease)	9,682	127,462	(3,720)	(42,197)
Total net decrease	(1,718,049)	(22,432,766)	(6,081,962)	(65,824,386)

(a)	Advisor Class shares are based on operations from March 1, 2018 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$12.65	(0.02)	0.46	0.44	—	(0.05)	(0.05)
Year Ended 10/31/2017	$10.12	(0.00) (d)	2.53	2.53	—	—	—
Year Ended 10/31/2016	$9.97	0.00 (d)	0.15	0.15	—	—	—
Year Ended 10/31/2015	$9.80	0.00 (d)	0.20	0.20	(0.03)	—	(0.03)
Year Ended 10/31/2014	$9.17	0.04	0.62	0.66	(0.03)	—	(0.03)
Advisor Class
Year Ended 10/31/2018(g)	$13.39	0.01	(0.02) (h)	(0.01)	—	—	—
Class C
Year Ended 10/31/2018	$11.32	(0.10)	0.41	0.31	—	(0.05)	(0.05)
Year Ended 10/31/2017	$9.12	(0.08)	2.28	2.20	—	—	—
Year Ended 10/31/2016	$9.06	(0.07)	0.13	0.06	—	—	—
Year Ended 10/31/2015	$8.94	(0.07)	0.19	0.12	—	—	—
Year Ended 10/31/2014	$8.40	(0.03)	0.57	0.54	—	—	—
Institutional Class
Year Ended 10/31/2018	$12.81	0.01	0.48	0.49	(0.03)	(0.05)	(0.08)
Year Ended 10/31/2017	$10.22	0.04	2.55	2.59	—	—	—
Year Ended 10/31/2016	$10.05	0.02	0.15	0.17	—	—	—
Year Ended 10/31/2015	$9.87	0.02	0.21	0.23	(0.05)	—	(0.05)
Year Ended 10/31/2014	$9.23	0.06	0.63	0.69	(0.05)	—	(0.05)
Institutional 2 Class
Year Ended 10/31/2018	$12.87	0.02	0.48	0.50	(0.04)	(0.05)	(0.09)
Year Ended 10/31/2017	$10.26	0.02	2.59	2.61	—	—	—
Year Ended 10/31/2016	$10.07	0.04	0.15	0.19	—	—	—
Year Ended 10/31/2015	$9.90	0.04	0.20	0.24	(0.07)	—	(0.07)
Year Ended 10/31/2014	$9.25	0.09	0.63	0.72	(0.07)	—	(0.07)
Institutional 3 Class
Year Ended 10/31/2018	$12.74	0.03	0.47	0.50	(0.05)	(0.05)	(0.10)
Year Ended 10/31/2017(j)	$10.85	0.03	1.86	1.89	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Global Equity Fund | Annual Report 2018

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	—	$13.04	3.52%	1.34%	1.34% (c)	(0.15%)	74%	$316,700
Year Ended 10/31/2017	—	$12.65	25.00%	1.37% (e)	1.37% (c),(e)	(0.04%)	72%	$322,569
Year Ended 10/31/2016	—	$10.12	1.50%	1.40%	1.40% (c)	0.01%	66%	$303,338
Year Ended 10/31/2015	0.00 (d)	$9.97	2.00% (f)	1.42%	1.42% (c)	(0.03%)	132%	$328,090
Year Ended 10/31/2014	—	$9.80	7.25%	1.45%	1.45% (c)	0.39%	63%	$355,168
Advisor Class
Year Ended 10/31/2018(g)	—	$13.38	(0.07%)	1.10% (i)	1.10% (c),(i)	0.11% (i)	74%	$110
Class C
Year Ended 10/31/2018	—	$11.58	2.78%	2.08%	2.08% (c)	(0.79%)	74%	$7,968
Year Ended 10/31/2017	—	$11.32	24.12%	2.12% (e)	2.12% (c),(e)	(0.78%)	72%	$12,686
Year Ended 10/31/2016	—	$9.12	0.66%	2.15%	2.15% (c)	(0.75%)	66%	$13,808
Year Ended 10/31/2015	0.00 (d)	$9.06	1.34% (f)	2.17%	2.17% (c)	(0.78%)	132%	$15,511
Year Ended 10/31/2014	—	$8.94	6.43%	2.20%	2.20% (c)	(0.36%)	63%	$16,682
Institutional Class
Year Ended 10/31/2018	—	$13.22	3.84%	1.09%	1.09% (c)	0.10%	74%	$29,191
Year Ended 10/31/2017	—	$12.81	25.34%	1.13%	1.13% (c)	0.33%	72%	$24,854
Year Ended 10/31/2016	—	$10.22	1.69%	1.15%	1.15% (c)	0.24%	66%	$2,945
Year Ended 10/31/2015	0.00 (d)	$10.05	2.33% (f)	1.17%	1.17% (c)	0.21%	132%	$2,297
Year Ended 10/31/2014	—	$9.87	7.55%	1.21%	1.21% (c)	0.62%	63%	$3,360
Institutional 2 Class
Year Ended 10/31/2018	—	$13.28	3.91%	1.02%	1.01%	0.18%	74%	$1,098
Year Ended 10/31/2017	—	$12.87	25.44%	1.03% (e)	1.03% (e)	0.20%	72%	$452
Year Ended 10/31/2016	—	$10.26	1.89%	1.00%	1.00%	0.40%	66%	$148
Year Ended 10/31/2015	0.00 (d)	$10.07	2.43% (f)	1.01%	1.01%	0.43%	132%	$156
Year Ended 10/31/2014	—	$9.90	7.83%	1.00%	1.00%	0.96%	63%	$3
Institutional 3 Class
Year Ended 10/31/2018	—	$13.14	3.93%	0.96%	0.95%	0.24%	74%	$50,583
Year Ended 10/31/2017(j)	—	$12.74	17.42%	0.97% (i)	0.97% (i)	0.43% (i)	72%	$54,121
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 10/31/2018	$12.63	(0.05)	0.46	0.41	—	(0.05)	(0.05)
Year Ended 10/31/2017	$10.13	(0.04)	2.54	2.50	—	—	—
Year Ended 10/31/2016	$10.01	(0.02)	0.14	0.12	—	—	—
Year Ended 10/31/2015	$9.84	(0.03)	0.20	0.17	(0.00) (d)	—	(0.00) (d)
Year Ended 10/31/2014	$9.20	0.01	0.64	0.65	(0.01)	—	(0.01)
Class T
Year Ended 10/31/2018	$12.70	(0.02)	0.47	0.45	—	(0.05)	(0.05)
Year Ended 10/31/2017	$10.17	(0.01)	2.54	2.53	—	—	—
Year Ended 10/31/2016	$10.02	(0.01)	0.16	0.15	—	—	—
Year Ended 10/31/2015	$9.86	(0.01)	0.19	0.18	(0.02)	—	(0.02)
Year Ended 10/31/2014	$9.22	0.04	0.63	0.67	(0.03)	—	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Class C	Institutional 2 Class	Class R	Class T
10/31/2017	0.02%	0.02%	0.01%	0.02%	0.02%

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(g)	Advisor Class shares commenced operations on March 1, 2018. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Annualized.
(j)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Global Equity Fund | Annual Report 2018

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 10/31/2018	—	$12.99	3.29%	1.59%	1.59% (c)	(0.40%)	74%	$329
Year Ended 10/31/2017	—	$12.63	24.68%	1.62% (e)	1.62% (c),(e)	(0.32%)	72%	$197
Year Ended 10/31/2016	—	$10.13	1.20%	1.65%	1.65% (c)	(0.24%)	66%	$196
Year Ended 10/31/2015	0.00 (d)	$10.01	1.74% (f)	1.67%	1.67% (c)	(0.28%)	132%	$181
Year Ended 10/31/2014	—	$9.84	7.10%	1.70%	1.70% (c)	0.12%	63%	$123
Class T
Year Ended 10/31/2018	—	$13.10	3.58%	1.34%	1.34% (c)	(0.17%)	74%	$3
Year Ended 10/31/2017	—	$12.70	24.88%	1.37% (e)	1.37% (c),(e)	(0.04%)	72%	$3
Year Ended 10/31/2016	—	$10.17	1.50%	1.40%	1.40% (c)	(0.00%) (d)	66%	$3
Year Ended 10/31/2015	0.00 (d)	$10.02	1.87% (f)	1.49%	1.49% (c)	(0.10%)	132%	$3
Year Ended 10/31/2014	—	$9.86	7.32%	1.49%	1.47% (c)	0.41%	63%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Equity Fund | Annual Report 2018	19

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia Select Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Advisor Class shares commenced operations on March 1, 2018.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
20	Columbia Select Global Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Select Global Equity Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
October 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Select Global Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.87% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Select Global Equity Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
October 31, 2018
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Effective March 1, 2018 through February 28, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.13 (a)
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class K	0.03 (b)
Class R	0.14
Class T	0.12

(a)	Annualized.
(b)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $976. The liability remaining at October 31, 2018 for non-recurring charges associated with the lease amounted to $592 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
24	Columbia Select Global Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,519.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,355,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	195,075
Class C	599
Columbia Select Global Equity Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	1.38%	1.40%
Advisor Class	1.13	-
Class C	2.13	2.15
Institutional Class	1.13	1.15
Institutional 2 Class	1.03	1.075
Institutional 3 Class	0.98	1.025
Class R	1.63	1.65
Class T	1.38	1.40
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective March 1, 2018 through February 28, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, foreign capital gains tax and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
440,964	(440,964)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
26	Columbia Select Global Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018			Year Ended October 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
242,778	1,781,251	2,024,029	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,284,297	33,350,426	(1,408,651)	58,460,881
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
347,725,051	72,138,499	(13,677,618)	58,460,881
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
1,408,651	—	—	1,408,651	1,408,651	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $312,770,611 and $334,285,853, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Select Global Equity Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
28	Columbia Select Global Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 80.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Global Equity Fund | Annual Report 2018	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Global Equity Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Select Global Equity Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$35,080,984
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Select Global Equity Fund | Annual Report 2018	31

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia Select Global Equity Fund | Annual Report 2018

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Select Global Equity Fund | Annual Report 2018	33

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
34	Columbia Select Global Equity Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select Global Equity Fund | Annual Report 2018	35

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Select Global Equity Fund | Annual Report 2018

Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Global Equity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Columbia Select Global Equity Fund | Annual Report 2018	37

Approval of Management and Subadvisory
Agreements  (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring the Subadviser), noting that no material changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser and management’s representations that Columbia Threadneedle’s profitability is not a key factor in their recommendation to select, renew or terminate the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median
38	Columbia Select Global Equity Fund | Annual Report 2018

Approval of Management and Subadvisory
Agreements  (continued)
expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Columbia Select Global Equity Fund | Annual Report 2018	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Columbia Select Global Equity Fund | Annual Report 2018

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Columbia Select Global Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN155_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia Contrarian Europe Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Contrarian Europe Fund   |  Annual Report 2018

Columbia Contrarian Europe Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Contrarian Europe Fund (the Fund) seeks to provide shareholders with capital appreciation.
Portfolio management
Threadneedle International Limited
Dan Ison
Ann Steele
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/26/00	-11.40	0.40	7.70
	Including sales charges		-16.46	-0.78	7.06
Advisor Class*		01/08/14	-11.26	0.63	7.82
Class C	Excluding sales charges	06/26/00	-12.23	-0.38	6.88
	Including sales charges		-13.10	-0.38	6.88
Institutional Class*		09/27/10	-11.26	0.64	7.95
Institutional 2 Class*		01/08/14	-11.12	0.75	7.89
Institutional 3 Class*		03/01/16	-11.10	0.61	7.81
Class T*	Excluding sales charges	06/18/12	-11.44	0.41	7.70
	Including sales charges		-13.66	-0.09	7.42
MSCI Europe Index (Net)			-8.34	1.21	6.54
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Europe Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Contrarian Europe Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Europe Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at October 31, 2018)
John Wood Group PLC (United Kingdom)	4.0
Sampo OYJ, Class A (Finland)	3.6
Imperial Brands PLC (United Kingdom)	3.5
RELX PLC (United Kingdom)	3.5
Unilever PLC (United Kingdom)	3.4
Reckitt Benckiser Group PLC (United Kingdom)	3.2
Sika AG (Switzerland)	3.1
Allianz SE, Registered Shares (Germany)	3.1
ASML Holding NV (Netherlands)	3.1
Rio Tinto PLC (United Kingdom)	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2018)
Communication Services	3.7
Consumer Discretionary	12.8
Consumer Staples	10.1
Energy	5.5
Financials	17.8
Health Care	11.2
Industrials	21.3
Information Technology	11.5
Materials	6.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Contrarian Europe Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2018)
Belgium	2.3
Denmark	1.3
Finland	4.6
France	11.7
Germany	18.0
Ireland	1.4
Italy	1.5
Netherlands	4.0
Norway	1.7
Portugal	1.5
Spain	6.8
Sweden	4.9
Switzerland	4.4
United Kingdom	35.3
United States(a)	0.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Contrarian Europe Fund | Annual Report 2018

Manager Discussion of Fund Performance
At October 31, 2018, approximately 68.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended October 31, 2018, the Fund’s Class A shares returned -11.40% excluding sales charges. During the same period, the Fund underperformed its benchmark, the MSCI Europe Index (Net), which returned -8.34%. The underperformance of the Fund relative to its benchmark was largely due to geographical and sector allocations.
Trade tensions, political uncertainty weighed on European sentiment
European equity markets declined in U.S. dollar terms during the 12 months ended October 31, 2018. The economic backdrop for the eurozone was generally supportive, with the composite purchasing managers’ index remaining firmly in expansionary territory. Monetary policy in the region remained accommodative, as the European Central Bank extended its bond purchase program through the end of 2018. Initial estimates for the third quarter of 2018 were for annualized eurozone GDP growth of 1.7%, slightly lower than expected and partly driven by economic stagnation in Italy. In the U.K., interest rates edged upwards on concerns that Brexit may take place without the U.K. securing a deal with the European Union (EU).
In the United States, the Trump administration succeeded in passing tax reforms which further boosted the U.S. economy and benefited some European exporters and companies with operations there. However, markets were unsettled when the U.S. exchanged protectionist threats with its major trading partners, leading to the imposition of tariffs on a range of imports from China and the EU. After appearing to soften his stance towards the EU on additional trade tariffs, President Trump’s rhetoric hardened once more as the period drew to a close.
Political uncertainty weighed on European equity sentiment during the period. Separatist parties secured a majority in Catalonia, Spain’s most prosperous region, while the Spanish government remained adamently opposed to demands for independence. Spanish national politics were eventful as well, as Prime Minister Rajoy lost a vote of confidence and was succeeded by Pedro Sanchez, leader of the Socialist Workers’ Party. Italy’s new populist government unnerved investors by targeting a larger-than-expected budget deficit for 2019, against the wishes of the European Commission. Investors were also unsettled by news that Angela Merkel, Germany’s long-serving chancellor, intends to retire in 2021. In Turkey, interest rates were raised sharply in an attempt to control inflation and prevent a further collapse in the lira.
October 2018 was a turbulent month for markets, with more expensive stocks experiencing especially notable declines. There were concerns that growth in China may be softening, evidenced by a decline in corporate results. In addition, rising U.S. interest rates were viewed as potentially leading to slower growth in one of the main engines of the global economy.
Contributors and detractors
In country terms, the strongest positive contributors to the Fund’s performance relative to the benchmark were stock selection within France, Spain and Ireland. On the downside, underweights to and selection within the U.K. and Switzerland detracted, as did selection within Sweden.
From a sector perspective, overweights to and selection within technology and materials added to relative performance, as did selection within consumer discretionary. In contrast, an overweight to and selection within the highly cyclical industrials sector weighed on return as concerns grew that global economic momentum was ebbing. Underweights to and selection within the relatively defensive health care and consumer staples also detracted.
With respect to individual names, positive contributions to the Fund’s relative performance were led by 3D design-software firm Dassault Systèmes (France), luxury apparel company Moncler (Italy) and energy services company John Wood Group (U.K.). Dassault Systèmes delivered robust quarterly earnings despite currency headwinds, and issued confident financial guidance. Moncler performed well early in the period on the back of robust 2017 sales growth, especially in its retail distribution channel. The stock then fell as concerns grew over a potential softening in demand for luxury goods. We trimmed
Columbia Contrarian Europe Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
the weighting in Moncler during the period. John Wood Group shares performed well on the back of oil price strength. In addition to benefiting from a recovery in the core oil & gas sector, the company has been winning contracts in other industrial sectors as well. We increased the position during the period.
The biggest laggards within the portfolio relative to the benchmark for the period were tire and auto component manufacturer Continental (Germany), industrial engineering firm The Weir Group (U.K.) and medical products company ConvaTec Group (U.K.). Continental shares fell on concerns regarding trade tariffs, a profit warning linked to declining volumes and a historical warranty issue. We increased the weighting to Continental on share price weakness. Sentiment with respect to Weir was negatively impacted as cyclical stocks fell out of favor. During the period, Weir completed the acquisition of ESCO Corporation, a U.S.-based mining tools business which stands to gain from a recovery in the cycle, and initiated the sale of its unprofitable flow control division. We increased the allocation to Weir during the period. ConvaTec shares suffered on a surprise profit warning based on supply problems and disappointing revenue from new products. The Fund’s weighting to ConvaTec was increased as well.
Fund positioning
Entering a new fiscal period, the Fund was overweight relative to the benchmark in Finland, Germany, Portugal, Spain and the U.K. The Fund was underweight in Denmark, France, Italy, the Netherlands and Switzerland. Relative to sectors, the Fund was overweight in consumer discretionary, industrials and technology. The Fund was underweight in consumer staples, energy, financials, health care, materials, real estate and utilities.
New positions included British free-to-air television network ITV and British asset manager Schroders. Under a new CEO, we believe ITV is well-placed to take advantage of the increase in video streaming and accompanying advertising sponsorship. In addition, media company valuations are being supported by consolidation within the sector. We believe Schroders is positioned to benefit from higher equity markets and the strength of its brand. We sold Dutch multinational banking and financial services company ING to reduce exposure to financials in light of political uncertainty in Italy and elsewhere in Europe. In addition, we expect eurozone interest rates to rise more slowly than in the U.K. and U.S. Other sales included Anheuser-Busch InBev, as the Belgian brewer is facing increased price competition in the key U.S. market. Ireland-based building materials company CRH was also sold, on the basis of uncertainties regarding the impact of Brexit.
More broadly, European equities have been benefiting from encouraging corporate profitability, a supportive economic backdrop and a resurgence in mergers and acqsuitition activity. At period-end, they were also inexpensive relative to U.S. equities. We believe it will take time before the full effects of Brexit, new governments in Spain and Italy, and Catalonia’s bid for independence become clear. Other risks include heightened tensions with Russia and the threat of a global trade war. We will look to take advantage as market volatility presents us with investment opportunities.
Our main focus in managing the Fund is on individual stock selection, informed by macro-economic and thematic views. We favor companies which have a competitive advantage and pricing power generated by brands, patented processes, regulatory barriers to entry and strong market positions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investments in a limited number of companies subject the Fund to greater risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Contrarian Europe Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	885.20	1,018.40	6.41	6.87	1.35
Advisor Class	1,000.00	1,000.00	886.10	1,019.66	5.23	5.60	1.10
Class C	1,000.00	1,000.00	880.80	1,014.62	9.96	10.66	2.10
Institutional Class	1,000.00	1,000.00	884.90	1,019.66	5.23	5.60	1.10
Institutional 2 Class	1,000.00	1,000.00	886.90	1,020.11	4.80	5.14	1.01
Institutional 3 Class	1,000.00	1,000.00	886.70	1,020.42	4.52	4.84	0.95
Class T	1,000.00	1,000.00	884.80	1,018.40	6.41	6.87	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Contrarian Europe Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Belgium 2.3%
KBC Group NV	108,817	7,506,023
Denmark 1.2%
Novo Nordisk A/S, Class B	93,100	4,026,809
Finland 4.6%
Nordea Bank ABP	402,328	3,499,154
Sampo OYJ, Class A	246,239	11,340,184
Total		14,839,338
France 11.7%
Airbus Group SE	67,565	7,477,504
Dassault Systemes	60,398	7,583,228
EssilorLuxottica SA	64,236	8,785,399
LVMH Moet Hennessy Louis Vuitton SE	28,731	8,747,337
VINCI SA	57,470	5,134,569
Total		37,728,037
Germany 16.6%
Adidas AG	38,017	8,956,473
Allianz SE, Registered Shares	47,567	9,937,033
Continental AG	35,091	5,800,904
Fresenius Medical Care AG & Co. KGaA	121,962	9,575,886
Infineon Technologies AG	239,846	4,811,128
Knorr-Bremse AG(a)	55,140	4,996,347
SAP SE	86,498	9,274,029
Total		53,351,800
Ireland 1.3%
Kingspan Group PLC	100,372	4,365,557
Italy 1.5%
Moncler SpA	41,983	1,459,848
Pirelli & C. SpA(a),(b)	438,974	3,228,843
Total		4,688,691
Netherlands 4.0%
ASML Holding NV	57,585	9,843,556
Ferrari NV	25,198	2,953,944
Total		12,797,500
Norway 1.7%
DNB ASA	297,588	5,385,306
Common Stocks (continued)
Issuer	Shares	Value ($)
Portugal 1.5%
Galp Energia SGPS SA	279,307	4,870,319
Spain 6.8%
Amadeus IT Group SA, Class A	63,659	5,132,319
Cellnex Telecom SA	265,018	6,606,802
Grifols SA	176,938	5,048,300
Industria de Diseno Textil SA	182,950	5,165,954
Total		21,953,375
Sweden 4.9%
Atlas Copco AB, Class A	287,507	7,119,224
Epiroc AB, Class A(a)	602,324	5,289,254
Volvo AB, B Shares	217,478	3,251,066
Total		15,659,544
Switzerland 4.4%
SGS SA, Registered Shares	1,796	4,265,533
Sika AG	77,780	9,977,835
Total		14,243,368
United Kingdom 35.2%
3i Group PLC	612,220	6,872,264
BAE Systems PLC	379,656	2,551,583
ConvaTec Group PLC(b)	4,057,885	8,402,600
Galiform PLC	734,073	4,401,529
Imperial Brands PLC	327,485	11,105,230
ITV PLC	2,787,163	5,306,422
John Wood Group PLC	1,387,334	12,664,842
Prudential PLC	324,709	6,518,253
Reckitt Benckiser Group PLC	127,179	10,294,940
RELX PLC	556,965	11,020,890
Rio Tinto PLC	199,108	9,679,904
Schroders PLC	166,368	5,699,064
Unilever PLC	204,099	10,817,364
Weir Group PLC (The)	395,769	8,023,131
Total		113,358,016
Total Common Stocks (Cost $317,213,376)		314,773,683
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Europe Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Preferred Stocks 1.4%
Issuer	Shares	Value ($)
Germany 1.4%
Volkswagen AG	26,794	4,514,603
Total Preferred Stocks (Cost $4,436,766)		4,514,603

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(c),(d)	1,851,523	1,851,338
Total Money Market Funds (Cost $1,851,338)		1,851,338
Total Investments in Securities (Cost $323,501,480)		321,139,624
Other Assets & Liabilities, Net		920,232
Net Assets		$322,059,856
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $11,631,443, which represents 3.61% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	2,139,499	87,048,618	(87,336,594)	1,851,523	165	—	33,787	1,851,338
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Europe Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Belgium	—	7,506,023	—	—	7,506,023
Denmark	—	4,026,809	—	—	4,026,809
Finland	—	14,839,338	—	—	14,839,338
France	—	37,728,037	—	—	37,728,037
Germany	—	53,351,800	—	—	53,351,800
Ireland	—	4,365,557	—	—	4,365,557
Italy	—	4,688,691	—	—	4,688,691
Netherlands	—	12,797,500	—	—	12,797,500
Norway	—	5,385,306	—	—	5,385,306
Portugal	—	4,870,319	—	—	4,870,319
Spain	—	21,953,375	—	—	21,953,375
Sweden	—	15,659,544	—	—	15,659,544
Switzerland	—	14,243,368	—	—	14,243,368
United Kingdom	—	113,358,016	—	—	113,358,016
Total Common Stocks	—	314,773,683	—	—	314,773,683
Preferred Stocks
Germany	—	4,514,603	—	—	4,514,603
Total Preferred Stocks	—	4,514,603	—	—	4,514,603
Money Market Funds	—	—	—	1,851,338	1,851,338
Total Investments in Securities	—	319,288,286	—	1,851,338	321,139,624
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Europe Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Europe Fund | Annual Report 2018	11

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $321,650,142)	$319,288,286
Affiliated issuers (cost $1,851,338)	1,851,338
Foreign currency (cost $2,580)	2,507
Receivable for:
Investments sold	8,520,661
Capital shares sold	80,302
Dividends	268,641
Foreign tax reclaims	1,438,485
Expense reimbursement due from Investment Manager	63
Prepaid expenses	3,060
Total assets	331,453,343
Liabilities
Due to custodian	4
Payable for:
Investments purchased	9,139,486
Capital shares purchased	121,900
Management services fees	7,614
Distribution and/or service fees	713
Transfer agent fees	21,722
Compensation of board members	41,470
Other expenses	60,578
Total liabilities	9,393,487
Net assets applicable to outstanding capital stock	$322,059,856
Represented by
Paid in capital	318,917,855
Total distributable earnings (loss)	3,142,001
Total - representing net assets applicable to outstanding capital stock	$322,059,856
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Europe Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
October 31, 2018
Class A
Net assets	$68,248,650
Shares outstanding	10,537,949
Net asset value per share	$6.48
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$6.88
Advisor Class
Net assets	$2,066,345
Shares outstanding	320,022
Net asset value per share	$6.46
Class C
Net assets	$9,259,144
Shares outstanding	1,473,559
Net asset value per share	$6.28
Institutional Class
Net assets	$61,159,785
Shares outstanding	9,465,372
Net asset value per share	$6.46
Institutional 2 Class
Net assets	$382,104
Shares outstanding	58,737
Net asset value per share	$6.51
Institutional 3 Class
Net assets	$180,941,729
Shares outstanding	28,553,909
Net asset value per share	$6.34
Class T
Net assets	$2,099
Shares outstanding	326
Net asset value per share(a)	$6.45
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$6.62

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Europe Fund | Annual Report 2018	13

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$9,590,446
Dividends — affiliated issuers	33,787
Foreign taxes withheld	(937,540)
Total income	8,686,693
Expenses:
Management services fees	3,411,870
Distribution and/or service fees
Class A	212,367
Class C	131,155
Class T	6
Transfer agent fees
Class A	131,288
Advisor Class	3,105
Class C	20,252
Institutional Class	129,445
Institutional 2 Class	297
Institutional 3 Class	15,201
Class T	4
Plan administration fees
Class K	4
Compensation of board members	19,880
Custodian fees	53,296
Printing and postage fees	31,159
Registration fees	114,130
Audit fees	56,886
Legal fees	10,595
Line of credit interest	306
Interest on interfund lending	1,326
Compensation of chief compliance officer	80
Other	15,773
Total expenses	4,358,425
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(27,040)
Expense reduction	(20)
Total net expenses	4,331,365
Net investment income	4,355,328
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	30,520,946
Investments — affiliated issuers	165
Foreign currency translations	(3,268)
Net realized gain	30,517,843
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(75,911,415)
Foreign currency translations	(46,792)
Net change in unrealized appreciation (depreciation)	(75,958,207)
Net realized and unrealized loss	(45,440,364)
Net decrease in net assets resulting from operations	$(41,085,036)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Europe Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations
Net investment income	$4,355,328	$5,314,930
Net realized gain	30,517,843	3,975,599
Net change in unrealized appreciation (depreciation)	(75,958,207)	87,325,141
Net increase (decrease) in net assets resulting from operations	(41,085,036)	96,615,670
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,381,286)
Advisor Class	(20,195)
Class C	(147,186)
Institutional Class	(1,528,986)
Institutional 2 Class	(7,549)
Institutional 3 Class	(4,031,132)
Class K	(64)
Class T	(38)
Net investment income
Class A		(2,197,533)
Advisor Class		(4,384)
Class B		(5,301)
Class C		(202,021)
Class I		(5,442,983)
Institutional Class		(1,320,204)
Institutional 2 Class		(6,565)
Institutional 3 Class		(65)
Class K		(71)
Class T		(41)
Total distributions to shareholders	(7,116,436)	(9,179,168)
Decrease in net assets from capital stock activity	(30,476,350)	(106,013,558)
Total decrease in net assets	(78,677,822)	(18,577,056)
Net assets at beginning of year	400,737,678	419,314,734
Net assets at end of year	$322,059,856	$400,737,678
Undistributed net investment income	$2,130,526	$4,756,505
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Europe Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,106,037	8,156,130	1,673,834	11,161,737
Distributions reinvested	187,962	1,368,366	375,156	2,187,162
Redemptions	(2,710,806)	(19,728,649)	(9,466,725)	(58,603,873)
Net decrease	(1,416,807)	(10,204,153)	(7,417,735)	(45,254,974)
Advisor Class
Subscriptions	362,808	2,673,997	51,521	372,612
Distributions reinvested	2,780	20,152	748	4,337
Redemptions	(108,165)	(777,288)	(31,640)	(195,622)
Net increase	257,423	1,916,861	20,629	181,327
Class B
Subscriptions	—	—	328	2,201
Distributions reinvested	—	—	908	5,274
Redemptions	—	—	(82,246)	(536,025)
Net decrease	—	—	(81,010)	(528,550)
Class C
Subscriptions	129,605	944,350	269,969	1,772,239
Distributions reinvested	19,502	138,659	32,798	187,276
Redemptions	(700,976)	(4,969,624)	(1,217,238)	(7,432,135)
Net decrease	(551,869)	(3,886,615)	(914,471)	(5,472,620)
Class I
Subscriptions	—	—	162,517	987,439
Distributions reinvested	—	—	933,607	5,442,929
Redemptions	—	—	(40,119,598)	(250,360,112)
Net decrease	—	—	(39,023,474)	(243,929,744)
Institutional Class
Subscriptions	2,474,694	17,998,131	5,757,707	36,208,156
Distributions reinvested	208,875	1,514,344	222,413	1,289,997
Redemptions	(4,516,680)	(32,662,216)	(3,954,162)	(25,968,998)
Net increase (decrease)	(1,833,111)	(13,149,741)	2,025,958	11,529,155
Institutional 2 Class
Subscriptions	5,361	39,531	24,795	159,860
Distributions reinvested	1,028	7,505	1,116	6,516
Redemptions	(3,623)	(26,394)	(12,473)	(80,081)
Net increase	2,766	20,642	13,438	86,295
Institutional 3 Class
Subscriptions	431,774	3,073,908	34,380,358	211,181,184
Distributions reinvested	567,757	4,031,073	—	—
Redemptions	(1,692,846)	(12,274,354)	(5,133,560)	(33,805,656)
Net increase (decrease)	(693,315)	(5,169,373)	29,246,798	177,375,528
Class K
Distributions reinvested	3	24	5	25
Redemptions	(538)	(3,995)	—	—
Net increase (decrease)	(535)	(3,971)	5	25
Total net decrease	(4,235,448)	(30,476,350)	(16,129,862)	(106,013,558)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Europe Fund | Annual Report 2018

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Columbia Contrarian Europe Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$7.43	0.06	(0.89)	(0.83)	(0.12)	—	(0.12)
Year Ended 10/31/2017	$5.92	0.07	1.57	1.64	(0.13)	—	(0.13)
Year Ended 10/31/2016	$6.96	0.10	(0.86)	(0.76)	(0.08)	(0.20)	(0.28)
Year Ended 10/31/2015	$7.05	0.08	0.16	0.24	(0.12)	(0.21)	(0.33)
Year Ended 10/31/2014	$7.55	0.13	(0.29)	(0.16)	(0.06)	(0.28)	(0.34)
Advisor Class
Year Ended 10/31/2018	$7.41	0.10	(0.92)	(0.82)	(0.13)	—	(0.13)
Year Ended 10/31/2017	$5.90	0.06	1.59	1.65	(0.14)	—	(0.14)
Year Ended 10/31/2016	$6.94	0.12	(0.87)	(0.75)	(0.09)	(0.20)	(0.29)
Year Ended 10/31/2015	$7.03	0.11	0.15	0.26	(0.14)	(0.21)	(0.35)
Year Ended 10/31/2014(f)	$7.59	0.10	(0.66)	(0.56)	—	—	—
Class C
Year Ended 10/31/2018	$7.23	0.01	(0.89)	(0.88)	(0.07)	—	(0.07)
Year Ended 10/31/2017	$5.75	0.02	1.54	1.56	(0.08)	—	(0.08)
Year Ended 10/31/2016	$6.77	0.06	(0.86)	(0.80)	(0.02)	(0.20)	(0.22)
Year Ended 10/31/2015	$6.86	0.02	0.17	0.19	(0.07)	(0.21)	(0.28)
Year Ended 10/31/2014	$7.37	0.07	(0.28)	(0.21)	(0.02)	(0.28)	(0.30)
Institutional Class
Year Ended 10/31/2018	$7.41	0.08	(0.90)	(0.82)	(0.13)	—	(0.13)
Year Ended 10/31/2017	$5.90	0.10	1.55	1.65	(0.14)	—	(0.14)
Year Ended 10/31/2016	$6.94	0.11	(0.86)	(0.75)	(0.09)	(0.20)	(0.29)
Year Ended 10/31/2015	$7.04	0.08	0.17	0.25	(0.14)	(0.21)	(0.35)
Year Ended 10/31/2014	$7.53	0.14	(0.28)	(0.14)	(0.07)	(0.28)	(0.35)
Institutional 2 Class
Year Ended 10/31/2018	$7.46	0.09	(0.90)	(0.81)	(0.14)	—	(0.14)
Year Ended 10/31/2017	$5.94	0.10	1.57	1.67	(0.15)	—	(0.15)
Year Ended 10/31/2016	$6.99	0.13	(0.88)	(0.75)	(0.10)	(0.20)	(0.30)
Year Ended 10/31/2015	$7.08	0.12	0.15	0.27	(0.15)	(0.21)	(0.36)
Year Ended 10/31/2014(h)	$7.63	0.09	(0.64)	(0.55)	—	—	—
Institutional 3 Class
Year Ended 10/31/2018	$7.27	0.09	(0.88)	(0.79)	(0.14)	—	(0.14)
Year Ended 10/31/2017	$5.79	0.13	1.50	1.63	(0.15)	—	(0.15)
Year Ended 10/31/2016(i)	$5.87	0.12	(0.20)	(0.08)	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Europe Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$6.48	(11.40%)	1.35% (c),(d)	1.35% (c),(d),(e)	0.86%	63%	$68,249
Year Ended 10/31/2017	$7.43	28.21%	1.39%	1.38% (e)	1.01%	55%	$88,861
Year Ended 10/31/2016	$5.92	(11.25%)	1.36%	1.36% (e)	1.68%	55%	$114,672
Year Ended 10/31/2015	$6.96	3.61%	1.35% (d)	1.35% (d),(e)	1.14%	63%	$189,670
Year Ended 10/31/2014	$7.05	(2.33%)	1.37%	1.37%	1.74%	64%	$163,706
Advisor Class
Year Ended 10/31/2018	$6.46	(11.26%)	1.11% (c),(d)	1.10% (c),(d),(e)	1.37%	63%	$2,066
Year Ended 10/31/2017	$7.41	28.67%	1.14%	1.13% (e)	1.00%	55%	$464
Year Ended 10/31/2016	$5.90	(11.05%)	1.09%	1.09% (e)	1.87%	55%	$248
Year Ended 10/31/2015	$6.94	3.90%	1.10% (d)	1.10% (d),(e)	1.51%	63%	$6,800
Year Ended 10/31/2014(f)	$7.03	(7.38%)	1.12% (g)	1.12% (g)	1.69% (g)	64%	$53
Class C
Year Ended 10/31/2018	$6.28	(12.23%)	2.10% (c),(d)	2.10% (c),(d),(e)	0.19%	63%	$9,259
Year Ended 10/31/2017	$7.23	27.47%	2.14%	2.13% (e)	0.36%	55%	$14,637
Year Ended 10/31/2016	$5.75	(12.02%)	2.11%	2.11% (e)	0.92%	55%	$16,919
Year Ended 10/31/2015	$6.77	2.84%	2.10% (d)	2.10% (d),(e)	0.36%	63%	$29,009
Year Ended 10/31/2014	$6.86	(3.08%)	2.12%	2.12%	1.00%	64%	$26,264
Institutional Class
Year Ended 10/31/2018	$6.46	(11.26%)	1.10% (c),(d)	1.10% (c),(d),(e)	1.16%	63%	$61,160
Year Ended 10/31/2017	$7.41	28.65%	1.14%	1.13% (e)	1.52%	55%	$83,748
Year Ended 10/31/2016	$5.90	(11.06%)	1.11%	1.11% (e)	1.85%	55%	$54,741
Year Ended 10/31/2015	$6.94	3.75%	1.11% (d)	1.11% (d),(e)	1.18%	63%	$57,916
Year Ended 10/31/2014	$7.04	(2.01%)	1.12%	1.12%	1.92%	64%	$115,755
Institutional 2 Class
Year Ended 10/31/2018	$6.51	(11.12%)	1.02% (c),(d)	1.01% (c),(d)	1.19%	63%	$382
Year Ended 10/31/2017	$7.46	28.78%	1.03%	1.03%	1.49%	55%	$418
Year Ended 10/31/2016	$5.94	(10.99%)	0.99%	0.99%	2.13%	55%	$253
Year Ended 10/31/2015	$6.99	4.03%	0.98% (d)	0.98% (d)	1.68%	63%	$184
Year Ended 10/31/2014(h)	$7.08	(7.21%)	0.98% (g)	0.98% (g)	1.51% (g)	64%	$50
Institutional 3 Class
Year Ended 10/31/2018	$6.34	(11.10%)	0.96% (c),(d)	0.95% (c),(d)	1.25%	63%	$180,942
Year Ended 10/31/2017	$7.27	28.94%	0.98%	0.98%	2.02%	55%	$212,604
Year Ended 10/31/2016(i)	$5.79	(1.36%)	0.92% (g)	0.92% (g)	2.91% (g)	55%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Europe Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Year Ended 10/31/2018	$7.40	0.06	(0.89)	(0.83)	(0.12)	—	(0.12)
Year Ended 10/31/2017	$5.89	0.07	1.57	1.64	(0.13)	—	(0.13)
Year Ended 10/31/2016	$6.93	0.10	(0.86)	(0.76)	(0.08)	(0.20)	(0.28)
Year Ended 10/31/2015	$7.02	0.08	0.17	0.25	(0.13)	(0.21)	(0.34)
Year Ended 10/31/2014	$7.52	0.12	(0.28)	(0.16)	(0.06)	(0.28)	(0.34)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Advisor Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 2 Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(i)	Institutional 3 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Europe Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Year Ended 10/31/2018	$6.45	(11.44%)	1.35% (c),(d)	1.33% (c),(d),(e)	0.86%	63%	$2
Year Ended 10/31/2017	$7.40	28.36%	1.42%	1.37% (e)	1.15%	55%	$2
Year Ended 10/31/2016	$5.89	(11.26%)	1.35%	1.35% (e)	1.64%	55%	$2
Year Ended 10/31/2015	$6.93	3.65%	1.30% (d)	1.30% (d),(e)	1.20%	63%	$2
Year Ended 10/31/2014	$7.02	(2.37%)	1.35%	1.35%	1.62%	64%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Europe Fund | Annual Report 2018	21

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia Contrarian Europe Fund (formerly known as Columbia European Equity Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective January 22, 2018, Columbia European Equity Fund was renamed Columbia Contrarian Europe Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
22	Columbia Contrarian Europe Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Contrarian Europe Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
October 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
24	Columbia Contrarian Europe Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.87% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Contrarian Europe Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class K	0.03 (a)
Class T	0.15

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
26	Columbia Contrarian Europe Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $167,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	81,075
Class C	312
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	1.35%	1.37%
Advisor Class	1.10	1.12
Class C	2.10	2.12
Institutional Class	1.10	1.12
Institutional 2 Class	1.01	1.065
Institutional 3 Class	0.95	1.015
Class T	1.35	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Contrarian Europe Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
At October 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
135,129	(135,129)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018			Year Ended October 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,116,436	—	7,116,436	9,179,168	—	9,179,168
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,492,955	3,668,803	—	(3,913,680)
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
325,053,305	22,979,450	(26,893,130)	(3,913,680)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	26,484,936	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Contrarian Europe Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $243,888,159 and $277,723,567, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	1,625,000	2.41	12
Interest expense incurred by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended October 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
1,900,000	2.90	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at October 31, 2018.
Columbia Contrarian Europe Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 90.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
30	Columbia Contrarian Europe Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Contrarian Europe Fund | Annual Report 2018	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Contrarian Europe Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Europe Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Contrarian Europe Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$3,852,243	$937,541	$0.02	$9,590,446	$0.19
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Contrarian Europe Fund | Annual Report 2018	33

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Contrarian Europe Fund | Annual Report 2018

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Contrarian Europe Fund | Annual Report 2018	35

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
36	Columbia Contrarian Europe Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Contrarian Europe Fund | Annual Report 2018	37

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Contrarian Europe Fund | Annual Report 2018

Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Contrarian Europe Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Columbia Contrarian Europe Fund | Annual Report 2018	39

Approval of Management and Subadvisory
Agreements  (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring the Subadviser), noting that no material changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser and management’s representations that Columbia Threadneedle’s profitability is not a key factor in their recommendation to select, renew or terminate the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median
40	Columbia Contrarian Europe Fund | Annual Report 2018

Approval of Management and Subadvisory
Agreements  (continued)
expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Columbia Contrarian Europe Fund | Annual Report 2018	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Contrarian Europe Fund | Annual Report 2018

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Columbia Contrarian Europe Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN147_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia Seligman Global Technology Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Seligman Global Technology Fund   |  Annual Report 2018

Columbia Seligman Global Technology Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1994
Shekhar Pramanick
Portfolio Manager
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since February 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/23/94	-4.06	17.68	16.86
	Including sales charges		-9.58	16.29	16.16
Advisor Class*		11/08/12	-3.81	17.98	17.03
Class C	Excluding sales charges	05/27/99	-4.78	16.81	15.98
	Including sales charges		-5.65	16.81	15.98
Institutional Class*		09/27/10	-3.79	17.99	17.10
Institutional 2 Class*		08/03/09	-3.77	18.11	17.27
Institutional 3 Class*		03/01/17	-3.71	17.83	16.93
Class R		04/30/03	-4.29	17.39	16.56
MSCI World Information Technology Index (Net)			9.26	16.92	16.24
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Seligman Global Technology Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at October 31, 2018)
Lam Research Corp. (United States)	6.8
Apple, Inc. (United States)	6.6
Broadcom, Inc. (United States)	6.4
Micron Technology, Inc. (United States)	4.3
Alphabet, Inc., Class A (United States)	4.1
Synopsys, Inc. (United States)	4.0
Nuance Communications, Inc. (United States)	3.7
Alphabet, Inc., Class C (United States)	3.2
Visa, Inc., Class A (United States)	3.1
Oracle Corp. (United States)	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2018)
Communication Services	7.9
Consumer Discretionary	2.0
Health Care	0.6
Information Technology	89.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at October 31, 2018)
Information Technology
Application Software	13.1
Communications Equipment	4.2
Data Processing & Outsourced Services	5.6
Electronic Equipment & Instruments	0.7
Internet Services & Infrastructure	0.1
IT Consulting & Other Services	1.3
Semiconductor Equipment	12.5
Semiconductors	28.9
Systems Software	8.4
Technology Hardware, Storage & Peripherals	14.7
Total	89.5
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Seligman Global Technology Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2018)
Brazil	1.3
Israel	0.7
Japan	0.6
Netherlands	0.5
South Korea	0.6
United States(a)	96.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Summary of investments in securities by industry (%) (at October 31, 2018)
Biotechnology	0.6
Communications Equipment	4.1
Diversified Consumer Services	0.4
Diversified Telecommunication Services	0.1
Electronic Equipment, Instruments & Components	0.7
Entertainment	0.5
Interactive Media & Services	7.3
Internet & Direct Marketing Retail	1.6
IT Services	6.9
Semiconductors & Semiconductor Equipment	41.3
Software	21.5
Technology Hardware, Storage & Peripherals	14.8
Money Market Funds	0.0(a)
Total	99.8

(a)	Rounds to zero.
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Global Technology Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2018, the Fund’s Class A shares returned -4.06% excluding sales charges. The Fund’s benchmark, the MSCI World Information Technology Index (Net), returned 9.26%. An overweight in the semiconductor industry, an underweight in the software industry and stock selection in semiconductors, software and hardware detracted from results relative to the benchmark.
A mixed backdrop for global equity markets
Global economic conditions were generally favorable during the 12-month period ended October 31, 2018, aided by a rebound in global trade and robust demand. In the United States, tax reform and moves to reduce regulation in a number of industries lifted economic growth above 4.0% in the second half of the period. However, European economies appear to have transitioned to a slower pace in 2018, struggling with slowing global growth in the face of rising interest rates, trade tensions and uncertainty surrounding Brexit, the UK’s departure from the European Union. At the same time, emerging markets came under pressure, driven by trade concerns and a rising U.S dollar, which contributed to conditions that clouded the outlook for global economies moving forward.
Against this backdrop, the U.S. equity market delivered positive returns, but most markets outside the United States faltered. The S&P 500 Index gained 7.35%. The MSCI ACWI ex U.S. (Net), a broad measure of global stock market performance outside the United States, declined 8.24%. Technology stocks, which have been leaders in the global markets for more than a year, stumbled in the third quarter on concerns over escalating trade rhetoric and potentially weaker near-term prospects for the semiconductor industry.
Contributors
Positioning in the internet software & services industry aided relative performance for the fiscal year. Underweights in both Facebook and Alphabet (Google) aided relative results as both underperformed for the period. Facebook sold off after missing revenue expectations and experienced slowing growth in key markets. Within the software industry, the Fund had a significant overweight in Fortinet, an enterprise security software firm, which aided results as corporate technology budgets allocated higher spending to technology security to accommodate an increasingly mobile workforce. Speech recognition company Nuance Communications was a solid performer after management reported better-than-expected earnings and reaffirmed earnings guidance. The stock also got a boost after the company authorized an incremental share repurchase program and debt reduction. The Fund had no exposure to video gaming giants Nintendo and Electronic Arts, thereby escaping their double-digit losses for the year. On an individual basis, the Fund enjoyed strong gains from a healthy environment for mergers & acquisitions. Networking chip maker Cavium, Israeli manufacturer of automated testing equipment Orbotech and biotechnology company Ablynx, all were acquired at sizeable premiums during the period.
Detractors
Stock selection, coupled with the Fund’s large overweight in the semiconductor industry, was a drag on performance. Investors retreated on concerns that the historically cyclical semiconductor industry had hit peak fundamentals, which weighed heavily on Lam Research, Applied Materials and Broadcom, all significant positions in the Fund. However, our management team believes that these fears are overdone, given the secular change that has occurred in the semiconductor industry. As a result of industry consolidation, the remaining memory companies are keenly focused on profitability rather than on gaining market share, as they had in the past. This changed behavior is expected to reduce the inventory boom-bust cycles the industry experienced in the past, Semiconductor demand also has expanded and diversified across a wider range of end markets, such as cloud data centers, automobiles and artificial intelligence applications; whereas PCs and handsets historically were the primary drivers of demand. Capital intensity required to manufacture chips that can meet market demand has increased, creating competitive barriers to entry while also benefiting wafer fabricating equipment companies. Finally, semiconductor and semiconductor capital equipment companies are trading at attractive valuations and enjoy high operating margins. Despite these positive trends, Lam Research and Applied Materials were hit on fears of a cyclical slowdown and the impact that trade tensions with China could have on their international businesses. Broadcom, a diversified networking chip manufacturer, sold off after announcing a planned acquisition of mainframe software vendor CA (the old Computer Associates). The market did not like the notion of a chip maker buying a software company, however the stock recovered from its earlier decline as the rationale was better understood by the market and was seen to be accretive to Broadcom’s earnings.
Columbia Seligman Global Technology Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Within hardware, an underweight in Apple and an overweight in storage company Western Digital detracted from relative returns. Investors sold shares of Western Digital after the company stated that prices and margins for NAND Flash memory would pressure earnings. Apple announced better-than-expected results, driven by continued strength in services and average selling prices for iPhones that topped forecasts. The Fund has significant exposure to the smart phone supply chain, which helped mitigate the relative underweight in Apple and aided our ability to manage risk. A relative underweight in Microsoft detracted from returns within the software industry as the company benefited from strong corporate IT spending and continued to generate solid revenue growth from its enterprise cloud computing platform Azure.
Major technology themes still in play
The fundamental backdrop for the technology sector has been buoyed by many of the same positive trends evident in 2017: the move from on-premises to cloud-based software, robust spending on cloud data centers, rising electronic content in autos and industrial products, faster network speeds, the displacement of television and newspapers by social media and videogames, e-commerce momentum and the ascension of mobile applications. Tax reform has enabled many U.S. companies to become more aggressive in returning capital to shareholders. These themes result in our continued positive view of the technology sector.
As always, we continue to adhere to a disciplined investment process, which relies on deep fundamental analysis to identify companies that we believe have the best growth prospects, trade at attractive valuations and have the potential to deliver solid investment returns over time.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and their stocks may be subject to greater price fluctuations. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Global Technology Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	972.60	1,018.55	6.56	6.72	1.32
Advisor Class	1,000.00	1,000.00	973.80	1,019.81	5.32	5.45	1.07
Class C	1,000.00	1,000.00	968.80	1,014.77	10.27	10.51	2.07
Institutional Class	1,000.00	1,000.00	973.80	1,019.81	5.32	5.45	1.07
Institutional 2 Class	1,000.00	1,000.00	974.00	1,020.06	5.08	5.19	1.02
Institutional 3 Class	1,000.00	1,000.00	974.30	1,020.32	4.83	4.94	0.97
Class R	1,000.00	1,000.00	971.30	1,017.29	7.80	7.98	1.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Global Technology Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.8%
Issuer	Shares	Value ($)
Brazil 1.3%
Arco Platform Ltd., Class A(a)	189,047	4,028,592
Pagseguro Digital Ltd., Class A(a)	355,168	9,585,984
Total		13,614,576
Israel 0.7%
Orbotech Ltd.(a)	143,449	8,024,537
Japan 0.6%
Tokyo Electron Ltd.	45,200	6,099,681
Netherlands 0.5%
NXP Semiconductors NV	64,700	4,851,853
South Korea 0.6%
Hugel, Inc.(a)	28,436	6,868,496
United States 96.1%
21st Century Fox, Inc., Class A	65,300	2,972,456
Adobe, Inc.(a)	18,600	4,571,136
Advanced Energy Industries, Inc.(a)	95,700	4,117,971
Alphabet, Inc., Class A(a)	39,800	43,405,084
Alphabet, Inc., Class C(a)	31,543	33,964,556
Apple, Inc.	322,985	70,688,497
Applied Materials, Inc.	797,000	26,205,360
Arista Networks, Inc.(a)	14,800	3,409,180
Arris International PLC(a)	866,575	21,551,720
AT&T, Inc.	35,500	1,089,140
Broadcom, Inc.	303,696	67,873,019
Carbon Black, Inc.(a)	27,590	454,407
Cisco Systems, Inc.	69,200	3,165,900
CommScope Holding Co., Inc.(a)	60,900	1,465,254
Cornerstone OnDemand, Inc.(a)	189,500	9,332,875
Cypress Semiconductor Corp.	671,669	8,691,397
DXC Technology Co.	192,692	14,033,758
eBay, Inc.(a)	578,400	16,790,952
Electronics for Imaging, Inc.(a)	685,932	20,886,630
Euronet Worldwide, Inc.(a)	108,074	12,015,667
Eventbrite, Inc., Class A(a)	7,097	200,845
Fidelity National Information Services, Inc.	39,200	4,080,720
ForeScout Technologies, Inc.(a)	70,500	1,941,570
Common Stocks (continued)
Issuer	Shares	Value ($)
Fortinet, Inc.(a)	222,136	18,255,137
GoDaddy, Inc., Class A(a)	11,500	841,455
Inphi Corp.(a)	497,425	15,917,600
Integrated Device Technology, Inc.(a)	669,866	31,356,428
Intel Corp.	52,500	2,461,200
Lam Research Corp.	508,693	72,097,059
Lattice Semiconductor Corp.(a)	1,768,750	10,630,188
LogMeIn, Inc.	162,977	14,035,579
Lumentum Holdings, Inc.(a)	132,300	7,230,195
Marvell Technology Group Ltd.	1,765,932	28,978,944
Maxim Integrated Products, Inc.	305,166	15,264,403
Microchip Technology, Inc.	251,400	16,537,092
Micron Technology, Inc.(a)	1,208,019	45,566,477
Microsoft Corp.	186,300	19,898,703
NetApp, Inc.	218,500	17,150,065
Nuance Communications, Inc.(a)	2,266,157	39,408,470
ON Semiconductor Corp.(a)	959,104	16,304,768
Oracle Corp.	649,500	31,721,580
Palo Alto Networks, Inc.(a)	32,000	5,857,280
Qorvo, Inc.(a)	334,033	24,554,766
SailPoint Technologies Holding, Inc.(a)	239,751	6,243,116
Salesforce.com, Inc.(a)	125,233	17,186,977
Splunk, Inc.(a)	65,461	6,535,626
Synaptics, Inc.(a)	525,977	19,745,177
Synopsys, Inc.(a)	477,311	42,733,654
Teradyne, Inc.	727,654	25,067,680
TiVo Corp.	999,100	10,990,100
Verint Systems, Inc.(a)	140,100	6,398,367
Viavi Solutions, Inc.(a)	154,800	1,784,844
Visa, Inc., Class A	243,700	33,594,045
Western Digital Corp.	491,600	21,173,212
Xerox Corp.	980,397	27,323,664
Zynga, Inc., Class A(a)	624,000	2,271,360
Total		1,028,023,305
Total Common Stocks (Cost $804,603,866)		1,067,482,448

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Global Technology Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Money Market Funds 0.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(b),(c)	3,144	3,144
Total Money Market Funds (Cost $3,144)		3,144
Total Investments in Securities (Cost $804,607,010)		1,067,485,592
Other Assets & Liabilities, Net		1,714,905
Net Assets		$1,069,200,497
At October 31, 2018, securities and/or cash totaling $2,800,000 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Apple, Inc.	Deutsche Bank	USD	(1,838,424)	(84)	300.00	1/17/2020	(60,664)	(44,730)
Apple, Inc.	Deutsche Bank	USD	(6,806,546)	(311)	290.00	1/17/2020	(207,578)	(206,038)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(2,916,057)	(1,777)	30.00	1/17/2020	(105,033)	(42,648)
Total							(373,275)	(293,416)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(2,916,057)	(1,777)	15.00	01/17/2020	(190,356)	(337,630)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	31,818,736	275,767,912	(307,583,504)	3,144	(5,351)	(950)	249,673	3,144
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	13,614,576	—	—	—	13,614,576
Israel	8,024,537	—	—	—	8,024,537
Japan	—	6,099,681	—	—	6,099,681
Netherlands	4,851,853	—	—	—	4,851,853
South Korea	—	6,868,496	—	—	6,868,496
United States	1,028,023,305	—	—	—	1,028,023,305
Total Common Stocks	1,054,514,271	12,968,177	—	—	1,067,482,448
Money Market Funds	—	—	—	3,144	3,144
Total Investments in Securities	1,054,514,271	12,968,177	—	3,144	1,067,485,592
Investments in Derivatives
Liability
Options Contracts Written	(631,046)	—	—	—	(631,046)
Total	1,053,883,225	12,968,177	—	3,144	1,066,854,546
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Global Technology Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2018	11

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $804,603,866)	$1,067,482,448
Affiliated issuers (cost $3,144)	3,144
Cash collateral held at broker for:
Options contracts written	2,800,000
Receivable for:
Investments sold	5,131,620
Capital shares sold	570,094
Dividends	177,348
Foreign tax reclaims	8,288
Prepaid expenses	5,326
Total assets	1,076,178,268
Liabilities
Option contracts written, at value (premiums received $563,631)	631,046
Due to custodian	3,409
Payable for:
Capital shares purchased	1,424,197
Management services fees	26,177
Distribution and/or service fees	7,133
Transfer agent fees	149,385
Compensation of board members	49,278
Interfund lending	4,600,000
Other expenses	87,146
Total liabilities	6,977,771
Net assets applicable to outstanding capital stock	$1,069,200,497
Represented by
Paid in capital	696,957,020
Total distributable earnings (loss)	372,243,477
Total - representing net assets applicable to outstanding capital stock	$1,069,200,497
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Global Technology Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
October 31, 2018
Class A
Net assets	$702,652,097
Shares outstanding	18,240,608
Net asset value per share	$38.52
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$40.87
Advisor Class
Net assets	$21,926,556
Shares outstanding	549,724
Net asset value per share	$39.89
Class C
Net assets	$68,852,716
Shares outstanding	2,321,396
Net asset value per share	$29.66
Institutional Class
Net assets	$208,865,165
Shares outstanding	5,316,606
Net asset value per share	$39.29
Institutional 2 Class
Net assets	$22,530,884
Shares outstanding	570,482
Net asset value per share	$39.49
Institutional 3 Class
Net assets	$1,594,607
Shares outstanding	40,597
Net asset value per share	$39.28
Class R
Net assets	$42,778,472
Shares outstanding	1,154,039
Net asset value per share	$37.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2018	13

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$11,729,777
Dividends — affiliated issuers	249,673
Foreign taxes withheld	(31,820)
Total income	11,947,630
Expenses:
Management services fees	11,146,284
Distribution and/or service fees
Class A	1,931,497
Class C	1,239,017
Class R	183,606
Transfer agent fees
Class A	936,719
Advisor Class	27,502
Class C	148,499
Institutional Class	296,822
Institutional 2 Class	15,019
Institutional 3 Class	159
Class K	38
Class R	44,869
Plan administration fees
Class K	165
Compensation of board members	31,585
Custodian fees	31,594
Printing and postage fees	102,556
Registration fees	133,294
Audit fees	37,234
Legal fees	18,075
Interest on interfund lending	5,741
Compensation of chief compliance officer	210
Other	70,125
Total expenses	16,400,610
Expense reduction	(2,307)
Total net expenses	16,398,303
Net investment loss	(4,450,673)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	115,337,551
Investments — affiliated issuers	(5,351)
Foreign currency translations	(1,065)
Net realized gain	115,331,135
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(153,921,339)
Investments — affiliated issuers	(950)
Foreign currency translations	328
Options contracts written	(67,415)
Net change in unrealized appreciation (depreciation)	(153,989,376)
Net realized and unrealized loss	(38,658,241)
Net decrease in net assets resulting from operations	$(43,108,914)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Global Technology Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations
Net investment loss	$(4,450,673)	$(5,011,062)
Net realized gain	115,331,135	86,205,177
Net change in unrealized appreciation (depreciation)	(153,989,376)	239,357,346
Net increase (decrease) in net assets resulting from operations	(43,108,914)	320,551,461
Distributions to shareholders
Net investment income and net realized gains
Class A	(50,464,788)
Advisor Class	(1,358,785)
Class C	(10,821,922)
Institutional Class	(16,124,785)
Institutional 2 Class	(1,216,596)
Institutional 3 Class	(9,899)
Class K	(12,163)
Class R	(1,870,130)
Net realized gains
Class A		(41,117,282)
Advisor Class		(421,496)
Class B		(149,204)
Class C		(9,062,625)
Class I		(330)
Institutional Class		(4,186,466)
Institutional 2 Class		(224,117)
Class K		(12,966)
Class R		(788,271)
Total distributions to shareholders	(81,879,068)	(55,962,757)
Increase (decrease) in net assets from capital stock activity	(3,955,520)	238,620,140
Total increase (decrease) in net assets	(128,943,502)	503,208,844
Net assets at beginning of year	1,198,143,999	694,935,155
Net assets at end of year	$1,069,200,497	$1,198,143,999
Excess of distributions over net investment income	$(48,253)	$(44,930)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,685,753	155,504,584	5,828,206	213,067,439
Distributions reinvested	1,167,408	46,259,825	1,202,012	38,175,898
Redemptions	(4,294,005)	(179,359,837)	(5,355,316)	(193,479,072)
Net increase	559,156	22,404,572	1,674,902	57,764,265
Advisor Class
Subscriptions	287,392	12,474,458	419,716	15,800,422
Distributions reinvested	24,392	998,545	12,870	421,246
Redemptions	(215,207)	(9,298,370)	(124,679)	(4,938,171)
Net increase	96,577	4,174,633	307,907	11,283,497
Class B
Subscriptions	—	—	1,054	28,608
Distributions reinvested	—	—	5,899	148,052
Redemptions	—	—	(76,477)	(2,242,352)
Net decrease	—	—	(69,524)	(2,065,692)
Class C
Subscriptions	456,239	14,775,576	1,042,403	29,933,693
Distributions reinvested	331,999	10,196,535	305,186	7,657,117
Redemptions	(2,660,128)	(87,015,719)	(1,026,428)	(30,336,859)
Net increase (decrease)	(1,871,890)	(62,043,608)	321,161	7,253,951
Class I
Redemptions	—	—	(124)	(4,470)
Net decrease	—	—	(124)	(4,470)
Institutional Class
Subscriptions	1,787,202	76,508,570	5,049,716	186,214,969
Distributions reinvested	382,046	15,406,442	112,920	3,643,923
Redemptions	(2,195,471)	(93,135,056)	(1,251,324)	(47,479,203)
Net increase (decrease)	(26,223)	(1,220,044)	3,911,312	142,379,689
Institutional 2 Class
Subscriptions	322,536	13,879,374	310,905	12,077,082
Distributions reinvested	27,703	1,122,448	6,906	223,824
Redemptions	(150,128)	(6,390,187)	(28,931)	(1,083,404)
Net increase	200,111	8,611,635	288,880	11,217,502
Institutional 3 Class
Subscriptions	45,550	1,945,224	2,963	118,758
Distributions reinvested	241	9,691	—	—
Redemptions	(8,157)	(344,419)	—	—
Net increase	37,634	1,610,496	2,963	118,758
Class K
Distributions reinvested	296	11,875	396	12,704
Redemptions	(4,530)	(205,661)	(1,177)	(45,335)
Net decrease	(4,234)	(193,786)	(781)	(32,631)
Class R
Subscriptions	732,032	29,696,391	424,438	15,639,976
Distributions reinvested	45,913	1,754,725	22,451	689,707
Redemptions	(219,349)	(8,750,534)	(162,167)	(5,624,412)
Net increase	558,596	22,700,582	284,722	10,705,271
Total net increase (decrease)	(450,273)	(3,955,520)	6,721,418	238,620,140

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Global Technology Fund | Annual Report 2018

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Columbia Seligman Global Technology Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$43.04	(0.14)	(1.53)	(1.67)	(2.85)	(2.85)
Year Ended 10/31/2017	$32.85	(0.17)	12.91	12.74	(2.55)	(2.55)
Year Ended 10/31/2016	$30.77	(0.15)	4.58	4.43	(2.35)	(2.35)
Year Ended 10/31/2015	$30.15	(0.21)	4.36	4.15	(3.53)	(3.53)
Year Ended 10/31/2014	$24.60	(0.19)	6.33	6.14	(0.59)	(0.59)
Advisor Class
Year Ended 10/31/2018	$44.45	(0.04)	(1.58)	(1.62)	(2.94)	(2.94)
Year Ended 10/31/2017	$33.84	(0.09)	13.32	13.23	(2.62)	(2.62)
Year Ended 10/31/2016	$31.63	(0.15)	4.78	4.63	(2.42)	(2.42)
Year Ended 10/31/2015	$30.89	(0.13)	4.47	4.34	(3.60)	(3.60)
Year Ended 10/31/2014	$25.12	(0.13)	6.49	6.36	(0.59)	(0.59)
Class C
Year Ended 10/31/2018	$33.77	(0.35)	(1.17)	(1.52)	(2.59)	(2.59)
Year Ended 10/31/2017	$26.27	(0.35)	10.18	9.83	(2.33)	(2.33)
Year Ended 10/31/2016	$25.04	(0.30)	3.66	3.36	(2.13)	(2.13)
Year Ended 10/31/2015	$25.13	(0.35)	3.59	3.24	(3.33)	(3.33)
Year Ended 10/31/2014	$20.74	(0.33)	5.31	4.98	(0.59)	(0.59)
Institutional Class
Year Ended 10/31/2018	$43.82	(0.04)	(1.55)	(1.59)	(2.94)	(2.94)
Year Ended 10/31/2017	$33.40	(0.10)	13.14	13.04	(2.62)	(2.62)
Year Ended 10/31/2016	$31.24	(0.08)	4.66	4.58	(2.42)	(2.42)
Year Ended 10/31/2015	$30.55	(0.13)	4.41	4.28	(3.59)	(3.59)
Year Ended 10/31/2014	$24.85	(0.13)	6.42	6.29	(0.59)	(0.59)
Institutional 2 Class
Year Ended 10/31/2018	$44.04	(0.02)	(1.57)	(1.59)	(2.96)	(2.96)
Year Ended 10/31/2017	$33.57	(0.08)	13.21	13.13	(2.66)	(2.66)
Year Ended 10/31/2016	$31.40	(0.07)	4.71	4.64	(2.47)	(2.47)
Year Ended 10/31/2015	$30.69	(0.13)	4.48	4.35	(3.64)	(3.64)
Year Ended 10/31/2014	$24.92	(0.08)	6.44	6.36	(0.59)	(0.59)
Institutional 3 Class
Year Ended 10/31/2018	$43.81	0.01	(1.56)	(1.55)	(2.98)	(2.98)
Year Ended 10/31/2017(e)	$35.81	(0.06)	8.06	8.00	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Global Technology Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$38.52	(4.06%)	1.32% (c)	1.32% (c),(d)	(0.34%)	42%	$702,652
Year Ended 10/31/2017	$43.04	41.53%	1.33%	1.33% (d)	(0.47%)	53%	$760,937
Year Ended 10/31/2016	$32.85	15.54%	1.40%	1.40% (d)	(0.51%)	55%	$525,860
Year Ended 10/31/2015	$30.77	14.65%	1.42%	1.42% (d)	(0.68%)	64%	$454,512
Year Ended 10/31/2014	$30.15	25.47%	1.46%	1.46% (d)	(0.70%)	89%	$379,433
Advisor Class
Year Ended 10/31/2018	$39.89	(3.81%)	1.07% (c)	1.07% (c),(d)	(0.09%)	42%	$21,927
Year Ended 10/31/2017	$44.45	41.87%	1.08%	1.08% (d)	(0.24%)	53%	$20,140
Year Ended 10/31/2016	$33.84	15.81%	1.15%	1.15% (d)	(0.47%)	55%	$4,915
Year Ended 10/31/2015	$31.63	14.95%	1.17%	1.17% (d)	(0.42%)	64%	$384
Year Ended 10/31/2014	$30.89	25.82%	1.21%	1.21% (d)	(0.47%)	89%	$231
Class C
Year Ended 10/31/2018	$29.66	(4.78%)	2.06% (c)	2.06% (c),(d)	(1.09%)	42%	$68,853
Year Ended 10/31/2017	$33.77	40.49%	2.08%	2.08% (d)	(1.22%)	53%	$141,591
Year Ended 10/31/2016	$26.27	14.63%	2.15%	2.15% (d)	(1.26%)	55%	$101,739
Year Ended 10/31/2015	$25.04	13.81%	2.17%	2.17% (d)	(1.43%)	64%	$90,044
Year Ended 10/31/2014	$25.13	24.59%	2.21%	2.21% (d)	(1.45%)	89%	$79,309
Institutional Class
Year Ended 10/31/2018	$39.29	(3.79%)	1.07% (c)	1.07% (c),(d)	(0.09%)	42%	$208,865
Year Ended 10/31/2017	$43.82	41.85%	1.08%	1.08% (d)	(0.26%)	53%	$234,123
Year Ended 10/31/2016	$33.40	15.85%	1.15%	1.15% (d)	(0.25%)	55%	$47,809
Year Ended 10/31/2015	$31.24	14.94%	1.17%	1.17% (d)	(0.42%)	64%	$40,763
Year Ended 10/31/2014	$30.55	25.82%	1.22%	1.22% (d)	(0.47%)	89%	$32,271
Institutional 2 Class
Year Ended 10/31/2018	$39.49	(3.77%)	1.02% (c)	1.02% (c)	(0.04%)	42%	$22,531
Year Ended 10/31/2017	$44.04	41.95%	1.02%	1.02%	(0.20%)	53%	$16,310
Year Ended 10/31/2016	$33.57	15.97%	1.02%	1.02%	(0.23%)	55%	$2,735
Year Ended 10/31/2015	$31.40	15.12%	1.02%	1.02%	(0.41%)	64%	$972
Year Ended 10/31/2014	$30.69	26.03%	1.04%	1.04%	(0.28%)	89%	$56
Institutional 3 Class
Year Ended 10/31/2018	$39.28	(3.71%)	0.97% (c)	0.97% (c)	0.03%	42%	$1,595
Year Ended 10/31/2017(e)	$43.81	22.34%	0.98% (f)	0.98% (f)	(0.38%) (f)	53%	$130
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 10/31/2018	$41.53	(0.23)	(1.47)	(1.70)	(2.76)	(2.76)
Year Ended 10/31/2017	$31.79	(0.26)	12.48	12.22	(2.48)	(2.48)
Year Ended 10/31/2016	$29.85	(0.22)	4.44	4.22	(2.28)	(2.28)
Year Ended 10/31/2015	$29.35	(0.27)	4.23	3.96	(3.46)	(3.46)
Year Ended 10/31/2014	$24.02	(0.25)	6.17	5.92	(0.59)	(0.59)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Global Technology Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 10/31/2018	$37.07	(4.29%)	1.57% (c)	1.57% (c),(d)	(0.58%)	42%	$42,778
Year Ended 10/31/2017	$41.53	41.16%	1.58%	1.58% (d)	(0.74%)	53%	$24,728
Year Ended 10/31/2016	$31.79	15.25%	1.65%	1.65% (d)	(0.75%)	55%	$9,878
Year Ended 10/31/2015	$29.85	14.37%	1.67%	1.67% (d)	(0.93%)	64%	$9,414
Year Ended 10/31/2014	$29.35	25.16%	1.71%	1.71% (d)	(0.95%)	89%	$7,628
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Global Technology Fund | Annual Report 2018	21

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Seligman Global Technology Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
October 31, 2018
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
24	Columbia Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2018:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	631,046
Columbia Seligman Global Technology Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2018:
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(67,415)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2018:
Derivative instrument	Average value ($)*
Options contracts — written	(55,315)

*	Based on the ending daily outstanding amounts for the year ended October 31, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2018:
Deutsche Bank ($)
Liabilities
Options contracts written	631,046
Total financial and derivative net assets	(631,046)
Total collateral received (pledged) (a)	(631,046)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
26	Columbia Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
Columbia Seligman Global Technology Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.911% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
28	Columbia Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class K	0.02 (a)
Class R	0.12

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $13,967. The liability remaining at October 31, 2018 for non-recurring charges associated with the lease amounted to $8,461 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,307.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,179,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Seligman Global Technology Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	841,252
Class C	10,813
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	1.42%	1.44%
Advisor Class	1.17	1.19
Class C	2.17	2.19
Institutional Class	1.17	1.19
Institutional 2 Class	1.11	1.165
Institutional 3 Class	1.07	1.115
Class R	1.67	1.69
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions, re-characterization of distributions for investments and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,447,350	(4,447,349)	(1)
30	Columbia Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018			Year Ended October 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,495,398	62,383,670	81,879,068	8,249,696	47,713,060	55,962,756
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
13,806,885	96,973,177	—	261,511,815
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
805,906,362	330,513,214	(69,001,399)	261,511,815
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $498,341,097 and $558,671,743, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Seligman Global Technology Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
October 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	2,391,429	2.69	35
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 30.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new
32	Columbia Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Seligman Global Technology Fund | Annual Report 2018	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Global Technology Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Seligman Global Technology Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
32.49%	32.13%	$101,926,285
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Seligman Global Technology Fund | Annual Report 2018	35

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Seligman Global Technology Fund | Annual Report 2018

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Seligman Global Technology Fund | Annual Report 2018	37

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
38	Columbia Seligman Global Technology Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Seligman Global Technology Fund | Annual Report 2018	39

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Seligman Global Technology Fund | Annual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Global Technology Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Seligman Global Technology Fund | Annual Report 2018	41

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
42	Columbia Seligman Global Technology Fund | Annual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Seligman Global Technology Fund | Annual Report 2018	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
44	Columbia Seligman Global Technology Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN220_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia Contrarian Asia Pacific Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Contrarian Asia Pacific Fund   |  Annual Report 2018

Columbia Contrarian Asia Pacific Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Contrarian Asia Pacific Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Soo Nam Ng, CFA
Co-Lead Portfolio Manager
Managed Fund since January 2018
Christine Seng, CFA
Co-Lead Portfolio Manager
Managed Fund since January 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	Life
Class A*	Excluding sales charges	09/27/10	-16.22	2.32	5.72
	Including sales charges		-21.06	1.11	5.05
Class C*	Excluding sales charges	09/27/10	-16.90	1.55	4.89
	Including sales charges		-17.73	1.55	4.89
Institutional Class*		09/27/10	-16.07	2.57	5.95
Institutional 2 Class		07/15/09	-15.94	2.70	6.10
Institutional 3 Class*		03/01/17	-15.93	2.74	6.12
Class R*		09/27/10	-16.49	2.05	5.41
MSCI AC Asia Pacific ex Japan Index (Net)			-12.08	2.45	7.05
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Asia Pacific ex Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific ex Japan Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 15, 2009 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Asia Pacific Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at October 31, 2018)
Samsung Electronics Co., Ltd. (South Korea)	6.1
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6.0
Alibaba Group Holding Ltd., ADR (China)	5.9
Tencent Holdings Ltd. (China)	4.8
Bank of China Ltd., Class H (China)	3.9
Westpac Banking Corp. (Australia)	3.8
China Construction Bank Corp., Class H (China)	3.6
58.Com, Inc., ADR (China)	3.2
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.8
E-MART, Inc., Class L (South Korea)	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at October 31, 2018)
Communication Services	9.4
Consumer Discretionary	19.3
Consumer Staples	5.5
Energy	3.3
Financials	31.3
Health Care	2.5
Industrials	1.8
Information Technology	19.0
Materials	5.2
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Contrarian Asia Pacific Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2018)
Australia	9.3
China	39.1
Hong Kong	8.2
India	2.2
Indonesia	2.0
Philippines	0.9
Singapore	3.8
South Korea	15.8
Taiwan	9.8
Thailand	2.5
United States(a)	6.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Manager Discussion of Fund Performance
At October 31, 2018, approximately 65.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended October 31, 2018, the Fund’s Class A shares returned -16.22% excluding sales charges. During the same time period, the Fund underperformed its benchmark, the MSCI AC Asia Pacific ex Japan Index (Net), which returned -12.08%. The underperformance of the Fund relative to its benchmark was largely due to an overweight allocation to China and an underweight to Australia.
Trade tensions, rising U.S. interest rates weighed on investor sentiment
Equities in the Asia Pacific region finished notably lower for the 12-month period ended October 31, 2018, with the biggest declines seen in the Korean, Chinese and Indian markets. The developed Asia markets of Singapore, Australia and Hong Kong led performance within the region for the period.
Asian equities rose to start the period, before easing into something of a trading range in early 2018. Heading into June 2018, however, signs of slowing economic growth began to surface, along with an escalation of trade tensions between the United States and China. The trade tensions would weigh on sentiment for the remainder of the period, with increasingly aggressive rhetoric from President Trump culminating in tariffs being imposed on some $200 billion in Chinese goods in September. Rising U.S. interest rates also acted as a headwind to Asian markets, as the region’s central banks began to hike interest rates in defense of weakening currencies relative to the dollar. Finally, the strength in crude oil prices seen for most of the period dampened investor enthusiasm for Asia, particularly with respect to India which experienced a sharp slide in the rupee. The result of these factors was a significant downturn in Asian markets over the last few months of the period, with China-related equities the biggest laggards.
Contributors and detractors
The underperformance of the Fund relative to its benchmark was largely due to an overweight allocation to China and an underweight to Australia. In addition, stock selection in Korea and Taiwan negatively impacted relative performance, principally due to overweight positions in consumer stocks such as café and bakery chain Gourmet Master, department store chain Shinsegae and discount retailer E-Mart.
The leading positive contributors to relative performance included CSPC Pharmaceutical, one of the most innovative drug makers in China. CSPC’s portfolio of drugs continued to exceed expectations in terms of hospital penetration, while its oncology product pipeline has also helped sustain growth momentum. Shares of Bangkok Bank also performed well on the back of improving credit quality and faster growth in net interest income. The bank’s results have been supported by the sustained political stability and improving economic backdrop in Thailand. Shares of QBE Insurance in Australia rebounded, as the company reported profit growth after exiting some unprofitable businesses and tightening its underwriting standards. Higher bond yields also helped boost results for QBE. Finally, Samsung SDI, a global leader in rechargeable batteries for smartphones, electric vehicles and storage solutions, outperformed as the company has been well-position to ride the global trend toward clean energy solutions.
Detractors from relative performance included Brilliance China, which derives the bulk of its earnings from its joint venture with BMW to make BMW cars in China. The share price was negatively impacted by a weaker outlook for premium consumption as the U.S.-China trade war dragged on. Brilliance China shares dipped further in October 2018 following the announcement that BMW would increase its stake in the joint venture from 50% to 75%, thereby diluting Brilliance China’s interest. Shares of South Korean discount retailer E-Mart corrected on the government’s proposal to increase the minimum wage by 11% in 2019. We remain confident of E-Mart’s ability to maintain its Korean market share, especially given its strength in online groceries. South Korea’s largest listed company, Samsung Electronics, declined sharply due to a flattening in memory semiconductor sales growth. In addition, Samsung’s display business was negatively impacted by slowing organic light-emitting diode (OLED) demand arising from weak iPhone X sales. While the company’s double-digit 2018 earnings growth projections remain on track, the prospect of more limited earnings growth in 2019 also hampered stock price performance
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
despite an inexpensive valuation. Finally, Taiwan-listed Gourmet Master was hit by a public relations fiasco in August after Taiwan’s President Tsai visited one of its U.S. outlets, resulting in the company being associated with supporting Taiwan’s independence from China. The company’s business in China was subsequently hurt by a boycott from online food delivery platforms. The result was sharp drop in earnings as China is Gourmet Master’s biggest market, accounting for 60% of its sales.
Positioning
At the close of the reporting period, we believed that China fundamentals remained strong, and that the correction in China-related equities had been driven by the U.S.-China trade war. As we ended the Fund’s fiscal year, there were renewed hopes that both sides may seek to re-start talks in an effort to reach an agreement. Meanwhile, we believe China’s capacity for fiscal and monetary stimulus may help prevent a more serious economic slowdown. In this vein, the government has introduced stimulus-oriented policies such as relaxing the reserve requirement ratio for banks and reducing personal income tax rates.
Australia remained an underweighted market at period-end as we viewed stock valuations there as unattractive. We added to the Fund’s India exposure following the sell-off late in the period which presented numerous contrarian opportunities to buy stocks at what we viewed as excessively pessimistic valuations. Nonetheless, we believe many stocks in that market continued to trade at rich valuations and the Fund’s overall India exposure remained well below that of the benchmark.
The Fund was neutrally weighted in Korea and Taiwan relative to the benchmark, with exposure tilted to leading companies in the technology and consumer sectors. Within Southeast Asia, the Fund remained overweighted in Singapore for the quality of its banks, while neutrally positioned in Thailand and Indonesia where we believed stable political outlooks continued to support those economies.
The Fund’s portfolio turnover rate for the 12 months ended October 31, 2018 was 150%.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	791.80	1,017.09	7.27	8.19	1.61
Class C	1,000.00	1,000.00	788.30	1,013.31	10.64	11.98	2.36
Institutional Class	1,000.00	1,000.00	792.60	1,018.35	6.14	6.92	1.36
Institutional 2 Class	1,000.00	1,000.00	793.30	1,019.00	5.56	6.26	1.23
Institutional 3 Class	1,000.00	1,000.00	793.30	1,019.26	5.33	6.01	1.18
Class R	1,000.00	1,000.00	790.60	1,015.83	8.39	9.45	1.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.2%
Issuer	Shares	Value ($)
Australia 9.4%
Ansell Ltd.	10,094	166,413
BHP Billiton Ltd.	13,256	305,864
Costa Group Holdings Ltd.	32,872	142,429
Macquarie Group Ltd.	2,992	249,510
Treasury Wine Estates Ltd.	15,699	168,977
Westpac Banking Corp.	34,165	648,989
Total		1,682,182
China 39.8%
51job, Inc., ADR(a)	3,635	223,225
58.Com, Inc., ADR(a)	8,375	549,316
Alibaba Group Holding Ltd., ADR(a)	7,079	1,007,200
BAIC Motor Corp., Ltd., Class H(b)	283,500	160,042
Bank of China Ltd., Class H	1,571,000	669,311
Baozun, Inc., ADR(a)	7,350	292,604
BBMG Corp., Class H	1,136,000	314,255
Brilliance China Automotive Holdings Ltd.	416,000	364,929
China Construction Bank Corp., Class H	769,380	610,539
CSPC Pharmaceutical Group Ltd.	124,000	264,220
Guangshen Railway Co., Ltd., Class H	222,000	83,174
New Oriental Education & Technology Group, Inc., ADR(a)	4,451	260,428
O-film Tech Co., Ltd., Class A	203,078	384,782
Ping An Insurance Group Co. of China Ltd., Class H	49,500	467,975
Sinopec Kantons Holdings Ltd.	884,000	360,759
Tencent Holdings Ltd.	23,900	818,797
Times China Holdings Ltd.	296,000	259,372
Total		7,090,928
Hong Kong 8.3%
AIA Group Ltd.	58,200	442,730
CK Asset Holdings Ltd.	30,000	195,233
Galaxy Entertainment Group Ltd.	37,000	200,878
Hong Kong Exchanges and Clearing Ltd.	8,960	238,576
Melco International Development Ltd.	98,000	168,196
MGM China Holdings Ltd.	169,600	240,709
Total		1,486,322
Common Stocks (continued)
Issuer	Shares	Value ($)
India 2.2%
Eicher Motors Ltd.	296	87,669
Mahindra & Mahindra Ltd.	10,266	106,430
Reliance Industries Ltd.	14,356	206,099
Total		400,198
Indonesia 2.1%
PT Bank Rakyat Indonesia Persero Tbk	696,100	144,474
PT Telekomunikasi Indonesia Persero Tbk	892,400	226,067
Total		370,541
Philippines 0.9%
Ayala Corp.	9,580	164,922
Singapore 3.8%
DBS Group Holdings Ltd.	26,232	445,089
United Overseas Bank Ltd.	13,300	235,151
Total		680,240
South Korea 15.2%
E-MART, Inc., Class L	2,595	466,834
Hana Financial Group, Inc.	9,814	330,591
LG Chem Ltd.	873	266,768
Samsung Electronics Co., Ltd.	27,819	1,041,426
Samsung Life Insurance Co., Ltd.	4,566	369,415
Shinsegae, Inc.	1,003	229,007
Total		2,704,041
Taiwan 10.0%
Gourmet Master Co., Ltd.	24,888	150,950
King Yuan Electronics Co., Ltd.	365,000	213,770
MediaTek, Inc.	53,000	391,492
Taiwan Semiconductor Manufacturing Co., Ltd.	136,000	1,021,004
Total		1,777,216
Thailand 2.5%
Bangkok Bank PCL, Foreign Registered Shares	44,700	286,281
Thai Beverage PCL	352,400	159,169
Total		445,450
Total Common Stocks (Cost $18,015,537)		16,802,040
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Preferred Stocks 0.9%
Issuer	Shares	Value ($)
South Korea 0.9%
Samsung SDI Co., Ltd.	2,009	166,921
Total Preferred Stocks (Cost $185,165)		166,921

Money Market Funds 6.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(c),(d)	1,168,279	1,168,162
Total Money Market Funds (Cost $1,168,162)		1,168,162
Total Investments in Securities (Cost $19,368,864)		18,137,123
Other Assets & Liabilities, Net		(297,493)
Net Assets		$17,839,630
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $160,042, which represents 0.90% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	236,167	29,939,411	(29,007,299)	1,168,279	169	—	10,295	1,168,162
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	1,682,182	—	—	1,682,182
China	2,332,773	4,758,155	—	—	7,090,928
Hong Kong	—	1,486,322	—	—	1,486,322
India	—	400,198	—	—	400,198
Indonesia	—	370,541	—	—	370,541
Philippines	—	164,922	—	—	164,922
Singapore	—	680,240	—	—	680,240
South Korea	—	2,704,041	—	—	2,704,041
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Taiwan	—	1,777,216	—	—	1,777,216
Thailand	—	445,450	—	—	445,450
Total Common Stocks	2,332,773	14,469,267	—	—	16,802,040
Preferred Stocks
South Korea	—	166,921	—	—	166,921
Total Preferred Stocks	—	166,921	—	—	166,921
Money Market Funds	—	—	—	1,168,162	1,168,162
Total Investments in Securities	2,332,773	14,636,188	—	1,168,162	18,137,123
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	11

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,200,702)	$16,968,961
Affiliated issuers (cost $1,168,162)	1,168,162
Foreign currency (cost $8,391)	8,391
Receivable for:
Investments sold	80,531
Capital shares sold	1,200
Dividends	7,831
Foreign tax reclaims	584
Expense reimbursement due from Investment Manager	181
Prepaid expenses	2,124
Total assets	18,237,965
Liabilities
Payable for:
Investments purchased	309,750
Foreign capital gains taxes deferred	1,802
Management services fees	420
Distribution and/or service fees	15
Transfer agent fees	578
Compensation of board members	42,078
Audit fees	30,889
Other expenses	12,803
Total liabilities	398,335
Net assets applicable to outstanding capital stock	$17,839,630
Represented by
Paid in capital	101,649,675
Total distributable earnings (loss)	(83,810,045)
Total - representing net assets applicable to outstanding capital stock	$17,839,630
Class A
Net assets	$660,819
Shares outstanding	58,114
Net asset value per share	$11.37
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.06
Class C
Net assets	$267,399
Shares outstanding	23,929
Net asset value per share	$11.17
Institutional Class
Net assets	$304,447
Shares outstanding	26,720
Net asset value per share	$11.39
Institutional 2 Class
Net assets	$2,700,283
Shares outstanding	236,040
Net asset value per share	$11.44
Institutional 3 Class
Net assets	$13,620,890
Shares outstanding	1,203,066
Net asset value per share	$11.32
Class R
Net assets	$285,792
Shares outstanding	25,398
Net asset value per share	$11.25
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$707,723
Dividends — affiliated issuers	10,295
Foreign taxes withheld	(50,371)
Total income	667,647
Expenses:
Management services fees	269,828
Distribution and/or service fees
Class A	2,923
Class C	5,053
Class R	1,880
Transfer agent fees
Class A	2,196
Class C	954
Institutional Class	632
Institutional 2 Class	5,077
Institutional 3 Class	1,673
Class R	713
Compensation of board members	15,108
Custodian fees	34,203
Printing and postage fees	13,914
Registration fees	93,782
Audit fees	45,936
Legal fees	7,420
Line of credit interest	3,774
Interest on interfund lending	137
Compensation of chief compliance officer	6
Other	15,724
Total expenses	520,933
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(139,260)
Expense reduction	(20)
Total net expenses	381,653
Net investment income	285,994
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,561,223
Investments — affiliated issuers	169
Foreign currency translations	(631)
Net realized gain	8,560,761
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(12,094,962)
Foreign currency translations	(1,077)
Foreign capital gains tax	45,996
Net change in unrealized appreciation (depreciation)	(12,050,043)
Net realized and unrealized loss	(3,489,282)
Net decrease in net assets resulting from operations	$(3,203,288)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations
Net investment income	$285,994	$299,821
Net realized gain	8,560,761	4,235,183
Net change in unrealized appreciation (depreciation)	(12,050,043)	3,189,574
Net increase (decrease) in net assets resulting from operations	(3,203,288)	7,724,578
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,876)
Class C	(1,205)
Institutional Class	(2,825)
Institutional 2 Class	(196,901)
Institutional 3 Class	(228,050)
Class R	(2,553)
Net investment income
Class A		(7,413)
Class C		(857)
Class I		(179,781)
Institutional Class		(1,902)
Institutional 2 Class		(188,844)
Class R		(1,785)
Total distributions to shareholders	(444,410)	(380,582)
Decrease in net assets from capital stock activity	(8,878,186)	(9,306,283)
Total decrease in net assets	(12,525,884)	(1,962,287)
Net assets at beginning of year	30,365,514	32,327,801
Net assets at end of year	$17,839,630	$30,365,514
Undistributed net investment income	$322,833	$172,743
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	66,514	968,111	70,090	878,544
Distributions reinvested	925	12,864	744	7,413
Redemptions	(101,274)	(1,440,875)	(46,323)	(522,310)
Net increase (decrease)	(33,835)	(459,900)	24,511	363,647
Class C
Subscriptions	5,252	76,139	8,910	112,247
Distributions reinvested	87	1,205	87	857
Redemptions	(19,436)	(262,462)	(8,763)	(96,431)
Net increase (decrease)	(14,097)	(185,118)	234	16,673
Class I
Subscriptions	—	—	16,583	180,917
Distributions reinvested	—	—	18,048	179,755
Redemptions	—	—	(1,360,353)	(15,180,783)
Net decrease	—	—	(1,325,722)	(14,820,111)
Institutional Class
Subscriptions	14,526	215,558	5,988	67,208
Distributions reinvested	201	2,796	188	1,879
Redemptions	(3,092)	(41,276)	(28,262)	(306,300)
Net increase (decrease)	11,635	177,078	(22,086)	(237,213)
Institutional 2 Class
Subscriptions	695,207	10,097,046	43,228	485,406
Distributions reinvested	13,565	189,093	11,563	115,627
Redemptions	(1,133,733)	(16,396,842)	(940,660)	(11,096,547)
Net decrease	(424,961)	(6,110,703)	(885,869)	(10,495,514)
Institutional 3 Class
Subscriptions	431,587	6,270,934	1,556,531	17,922,544
Distributions reinvested	13,026	179,624	—	—
Redemptions	(628,856)	(8,707,096)	(169,222)	(2,063,824)
Net increase (decrease)	(184,243)	(2,256,538)	1,387,309	15,858,720
Class R
Subscriptions	7,529	96,052	3,957	45,443
Distributions reinvested	184	2,536	179	1,771
Redemptions	(10,597)	(141,593)	(3,758)	(39,699)
Net increase (decrease)	(2,884)	(43,005)	378	7,515
Total net decrease	(648,385)	(8,878,186)	(821,245)	(9,306,283)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$13.69	0.08	(2.28)	(2.20)	(0.12)	(0.12)
Year Ended 10/31/2017	$10.58	0.08	3.13	3.21	(0.10)	(0.10)
Year Ended 10/31/2016	$12.91	0.09	0.45	0.54	(2.87)	(2.87)
Year Ended 10/31/2015	$14.58	0.14	(1.67)	(1.53)	(0.14)	(0.14)
Year Ended 10/31/2014	$13.73	0.27	0.70	0.97	(0.12)	(0.12)
Class C
Year Ended 10/31/2018	$13.47	0.00 (f)	(2.27)	(2.27)	(0.03)	(0.03)
Year Ended 10/31/2017	$10.41	(0.01)	3.09	3.08	(0.02)	(0.02)
Year Ended 10/31/2016	$12.73	0.04	0.41	0.45	(2.77)	(2.77)
Year Ended 10/31/2015	$14.37	0.02	(1.63)	(1.61)	(0.03)	(0.03)
Year Ended 10/31/2014	$13.52	0.09	0.78	0.87	(0.02)	(0.02)
Institutional Class
Year Ended 10/31/2018	$13.72	0.17	(2.35)	(2.18)	(0.15)	(0.15)
Year Ended 10/31/2017	$10.61	0.12	3.11	3.23	(0.12)	(0.12)
Year Ended 10/31/2016	$12.95	0.12	0.45	0.57	(2.91)	(2.91)
Year Ended 10/31/2015	$14.62	0.21	(1.71)	(1.50)	(0.17)	(0.17)
Year Ended 10/31/2014	$13.76	0.24	0.78	1.02	(0.16)	(0.16)
Institutional 2 Class
Year Ended 10/31/2018	$13.77	0.06	(2.23)	(2.17)	(0.16)	(0.16)
Year Ended 10/31/2017	$10.65	0.12	3.13	3.25	(0.13)	(0.13)
Year Ended 10/31/2016	$12.99	0.13	0.45	0.58	(2.92)	(2.92)
Year Ended 10/31/2015	$14.66	0.26	(1.74)	(1.48)	(0.19)	(0.19)
Year Ended 10/31/2014	$13.80	0.24	0.79	1.03	(0.17)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$11.37	(16.22%)	2.06% (c),(d)	1.60% (c),(d),(e)	0.59%	150%	$661
Year Ended 10/31/2017	$13.69	30.66%	2.16%	1.56% (e)	0.69%	37%	$1,259
Year Ended 10/31/2016	$10.58	6.91%	1.84% (d)	1.51% (d),(e)	0.90%	20%	$713
Year Ended 10/31/2015	$12.91	(10.58%)	1.38% (d)	1.29% (d)	1.13%	86%	$869
Year Ended 10/31/2014	$14.58	7.18%	1.34% (d)	1.34% (d)	1.88%	39%	$538
Class C
Year Ended 10/31/2018	$11.17	(16.90%)	2.85% (c),(d)	2.35% (c),(d),(e)	0.01%	150%	$267
Year Ended 10/31/2017	$13.47	29.70%	2.90%	2.31% (e)	(0.09%)	37%	$512
Year Ended 10/31/2016	$10.41	6.01%	2.59% (d)	2.25% (d),(e)	0.38%	20%	$394
Year Ended 10/31/2015	$12.73	(11.23%)	2.13% (d)	2.03% (d)	0.31%	86%	$316
Year Ended 10/31/2014	$14.37	6.48%	2.11% (d)	2.11% (d)	0.67%	39%	$311
Institutional Class
Year Ended 10/31/2018	$11.39	(16.07%)	1.82% (c),(d)	1.35% (c),(d),(e)	1.28%	150%	$304
Year Ended 10/31/2017	$13.72	30.90%	1.90%	1.31% (e)	1.01%	37%	$207
Year Ended 10/31/2016	$10.61	7.21%	1.57% (d)	1.26% (d),(e)	1.19%	20%	$394
Year Ended 10/31/2015	$12.95	(10.34%)	1.13% (d)	1.01% (d)	1.68%	86%	$725
Year Ended 10/31/2014	$14.62	7.50%	1.11% (d)	1.11% (d)	1.71%	39%	$336
Institutional 2 Class
Year Ended 10/31/2018	$11.44	(15.94%)	1.69% (c),(d)	1.25% (c),(d)	0.42%	150%	$2,700
Year Ended 10/31/2017	$13.77	31.02%	1.73%	1.21%	1.07%	37%	$9,101
Year Ended 10/31/2016	$10.65	7.30%	1.41% (d)	1.15% (d)	1.24%	20%	$16,471
Year Ended 10/31/2015	$12.99	(10.17%)	0.95% (d)	0.94% (d)	1.76%	86%	$59,489
Year Ended 10/31/2014	$14.66	7.63%	0.97% (d)	0.97% (d)	1.73%	39%	$899,110
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2018	$13.63	0.16	(2.30)	(2.14)	(0.17)	(0.17)
Year Ended 10/31/2017(g)	$10.82	0.11	2.70	2.81	—	—
Class R
Year Ended 10/31/2018	$13.56	0.08	(2.30)	(2.22)	(0.09)	(0.09)
Year Ended 10/31/2017	$10.48	0.05	3.10	3.15	(0.07)	(0.07)
Year Ended 10/31/2016	$12.81	0.08	0.43	0.51	(2.84)	(2.84)
Year Ended 10/31/2015	$14.46	0.09	(1.64)	(1.55)	(0.10)	(0.10)
Year Ended 10/31/2014	$13.62	0.15	0.78	0.93	(0.09)	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense. For the periods indicated below, if line of credit interest expense had been excluded, expenses would have been lower by:

Class	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Class A	0.01%	—%	less than .01%	0.02%	less than .01%
Class C	0.01%	—%	less than .01%	0.02%	less than .01%
Institutional Class	0.02%	—%	less than .01%	0.03%	less than .01%
Institutional 2 Class	0.01%	—%	less than .01%	less than .01%	less than .01%
Institutional 3 Class	0.01%	—%	—%	—%	—%
Class R	0.02%	—%	less than .01%	0.02%	less than .01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2018	$11.32	(15.93%)	1.67% (c),(d)	1.19% (c),(d)	1.17%	150%	$13,621
Year Ended 10/31/2017(g)	$13.63	25.97%	1.74% (h)	1.18% (h)	1.30% (h)	37%	$18,903
Class R
Year Ended 10/31/2018	$11.25	(16.49%)	2.36% (c),(d)	1.85% (c),(d),(e)	0.60%	150%	$286
Year Ended 10/31/2017	$13.56	30.34%	2.40%	1.82% (e)	0.47%	37%	$383
Year Ended 10/31/2016	$10.48	6.61%	2.09% (d)	1.76% (d),(e)	0.77%	20%	$293
Year Ended 10/31/2015	$12.81	(10.78%)	1.63% (d)	1.53% (d)	0.79%	86%	$301
Year Ended 10/31/2014	$14.46	6.89%	1.61% (d)	1.61% (d)	1.05%	39%	$352
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	19

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia Contrarian Asia Pacific Fund (formerly known as Columbia Asia Pacific ex-Japan Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective January 22, 2018, Columbia Asia Pacific ex-Japan Fund was renamed Columbia Contrarian Asia Pacific Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
October 31, 2018
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
22	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.88% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of October 31, 2018, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
October 31, 2018
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Class C	0.19
Institutional Class	0.19
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
24	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	3,558
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	1.59%	1.59%
Class C	2.34	2.34
Institutional Class	1.34	1.34
Institutional 2 Class	1.23	1.245
Institutional 3 Class	1.17	1.195
Class R	1.84	1.84
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
308,506	(308,506)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018			Year Ended October 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
444,410	—	444,410	380,582	—	380,582
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
364,418	532,954	(83,415,820)	(1,248,192)
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
19,385,315	2,534,603	(3,782,795)	(1,248,192)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	83,415,820	—	83,415,820	7,735,752	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $44,205,920 and $53,574,171, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
26	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	1,000,000	2.46	2
Interest expense incurred by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended October 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
3,800,000	2.99	12
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at October 31, 2018.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
Note 9. Significant risks
Asia Pacific region risk
Because the Fund concentrates its investments in the Asia Pacific region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asia Pacific region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and place.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 13.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 66.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
28	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Contrarian Asia Pacific Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Asia Pacific Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
79.08%	$559,602	$81,533	$0.05	$696,592	$0.44
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	31

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	33

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
34	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	35

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Contrarian Asia Pacific Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	37

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
38	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Contrarian Asia Pacific Fund | Annual Report 2018	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Columbia Contrarian Asia Pacific Fund | Annual Report 2018

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Columbia Contrarian Asia Pacific Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN119_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia Global Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Bond Fund   |  Annual Report 2018

Columbia Global Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since 2017
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/20/89	-4.39	-2.26	1.86
	Including sales charges		-8.88	-3.21	1.36
Advisor Class*		03/01/18	-4.21	-2.23	1.88
Class C	Excluding sales charges	06/26/00	-5.06	-3.03	1.09
	Including sales charges		-6.01	-3.03	1.09
Institutional Class*		09/27/10	-4.19	-2.05	2.08
Institutional 3 Class*		11/08/12	-4.03	-1.91	2.09
Class R*		03/15/10	-4.79	-2.55	1.57
Class T	Excluding sales charges	12/01/06	-4.39	-2.26	1.85
	Including sales charges		-6.85	-2.74	1.59
Bloomberg Barclays Global Aggregate Index			-2.05	0.33	3.16
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2018)
AAA rating	28.0
AA rating	10.0
A rating	3.1
BBB rating	34.6
BB rating	9.3
B rating	10.6
CCC rating	1.9
Not rated	2.5
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Columbia Global Bond Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at October 31, 2018)
Argentina	0.9
Bermuda	0.6
Canada	2.9
Dominican Republic	1.4
Egypt	1.2
France	4.8
Germany	9.9
Honduras	0.8
Ireland	0.8
Italy	6.1
Japan	1.4
Luxembourg	0.1
Mexico	3.7
Netherlands	0.4
Russian Federation	2.2
Senegal	0.9
Serbia	0.6
Spain	3.1
Switzerland	0.0 (a)
United Kingdom	4.9
United States(b)	53.3
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At October 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
4	Columbia Global Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance
On November 15, 2018, the Board of Trustees of the Fund approved a Plan of Liquidation (the Plan) pursuant to which the Fund will be liquidated and terminated. Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about January 18, 2019 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.
For the 12-month period that ended October 31, 2018, the Fund’s Class A shares returned -4.39% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Index, which returned -2.05% for the same period. Currency, interest rate and sector allocation positioning detracted from the Fund’s relative results during the period, while issue selection, especially in the U.S., contributed positively.
Global bond markets pressured by central bank policy and trade tensions
The period began in November 2017 with the third consecutive month of positive returns for the benchmark, driven by a weaker U.S. dollar and a rally in long-duration bonds, as the yield curve flattened. This, combined with a tightening in credit spreads across all non-government bond sectors through the end of December 2017, produced an environment for strong positive returns. (A flattening yield curve is one in which the differential in yields between longer term and shorter term maturities narrows. A tightening in credit spreads means a narrowing of the difference in yields between a U.S. Treasury bond and another debt security with the same maturity but of lesser quality.) In January 2018, global bond markets began to unravel, as the U.S. dollar lost approximately 4% of its value against other currencies. The 10-year U.S. Treasury yield rose 30 basis points, but credit spreads remained tight. (A basis point is 1/100th of a percentage point.) The U.S. equity markets gained significantly in January following the passage of U.S. tax reform at the end of 2017 before it gave up all the gains by the middle of February 2018. This equity market sell-off was not paired with a rally in bonds. Instead, the U.S. Treasury yield curve sold off in line with equities amid an environment where positive total returns were nowhere to be found. The end of February through the middle of April 2018 were quieter across global bond markets. U.S. interest rates remained in a narrow range, while the long-term end of the U.S. Treasury yield curve even rallied somewhat. Credit spreads, however, widened during these months.
During the second half of the period, fears of increased protectionist trade policy from the U.S. weighed heavily on credit assets, especially emerging markets, and credit sectors displayed erratic behavior from one month to the next. In May and June 2018, spreads for U.S. investment-grade credit, U.S. high-yield credit and emerging markets debt widened substantially. This was followed by alternative months of strong and weak performance, with spreads tightening in July, widening in August, tightening in September and widening in October. This span of volatility ended with each of these sectors’ spreads wider than they had begun the period. U.S. Treasury rates rose in response to the Federal Reserve’s (Fed) eighth interest rate increase of this cycle in September 2018, followed, in turn, by the interest rates of other developed market countries. Indeed, the 12-month period ended October 31, 2018 coincided with the first 12-month period wherein the Fed hiked interest rates steadily once every quarter since before the financial crisis. The 10-year U.S. Treasury yield rose from 2.37% at the start of the period to 3.14% at its end.
Currency and interest positioning weighed most on Fund returns
Detracting from the Fund’s relative results most during the period were currency positions, particularly short positions in the euro and Australian dollar. The Fund’s long position in U.S. interest rates detracted as well, as U.S. interest rates rose faster than rates in other developed markets during the period. Within credit, overweight allocations to high-yield corporate bonds and emerging markets debt hurt most.
Conversely, the Fund’s long positions in emerging market interest rates, held during the first half of the period, contributed positively. These were primarily longer Russian and South African duration positions relative to that of the benchmark. Issue selection within the U.S. structured products and emerging markets debt sectors also proved beneficial.
Credit risk and foreign rates exposure evaluation drove Fund portfolio changes
We made a number of changes to portfolio positioning reflecting our expectations for policy changes and market returns. For example, the Fund benefited considerably from our analysts’ expectations that Russia and South Africa would cut their respective interest rates faster than the broad markets had forecast, and we shifted the Fund’s duration positions in those two markets accordingly. In credit, the heightened investor risk aversion and widening of spreads presented opportunities to
Columbia Global Bond Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
increase Fund allocations across the emerging markets debt and investment-grade corporate bond sectors. Political noise in Italy following its elections and subsequent attempts to pass a budget presented investment opportunities as well. As the spread of Italian bonds to German bonds rose to levels not seen since 2013, we adjusted the Fund’s positioning to seek to take advantage.
Derivative positions in the Fund
The Fund utilized currency forwards, interest rate futures and swap contracts as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund, and for investment purposes, i.e. to express market views in an effort to generate positive total return. On a stand-alone basis, these derivatives had a negative impact on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Bond Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	952.70	1,019.96	5.12	5.30	1.04
Advisor Class	1,000.00	1,000.00	954.50	1,021.22	3.89	4.02	0.79
Class C	1,000.00	1,000.00	949.40	1,016.18	8.80	9.10	1.79
Institutional Class	1,000.00	1,000.00	953.10	1,021.22	3.89	4.02	0.79
Institutional 3 Class	1,000.00	1,000.00	954.60	1,022.18	2.96	3.06	0.60
Class R	1,000.00	1,000.00	950.40	1,018.70	6.34	6.56	1.29
Class T	1,000.00	1,000.00	952.70	1,019.96	5.12	5.30	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Global Bond Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.6%
Centre Point Funding LLC(a)
Series 2012-2A Class 1
08/20/2021	2.610%	190,703	188,466
Total Asset-Backed Securities — Non-Agency (Cost $191,884)			188,466

Commercial Mortgage-Backed Securities - Agency 0.8%

United States 0.8%
Government National Mortgage Association
Series 2013-13 Class AC
04/16/2046	1.700%	294,103	273,481
Total Commercial Mortgage-Backed Securities - Agency (Cost $291,495)			273,481

Commercial Mortgage-Backed Securities - Non-Agency 3.5%

United States 3.5%
American Homes 4 Rent Trust(a)
Series 2015-SFR1 Class A
04/17/2052	3.467%	936,054	912,167
VSD (a)
Series 2017-PLT1 Class A
12/25/2043	3.600%	255,304	255,304
Total			1,167,471
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,191,319)			1,167,471

Corporate Bonds & Notes(b) 36.3%

Bermuda 0.6%
Bacardi Ltd.(a)
05/15/2048	5.300%	200,000	185,857
Canada 0.5%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	25,000	23,414
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	17,000	16,745
05/15/2023	5.875%	14,000	13,379
03/15/2024	7.000%	5,000	5,240
11/01/2025	5.500%	9,000	8,835
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	7,000	7,004
01/15/2025	7.625%	17,000	17,091
MEG Energy Corp.(a)
01/15/2025	6.500%	3,000	3,106
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%		7,000	6,896
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%		12,000	11,934
Teck Resources Ltd.
07/15/2041	6.250%		44,000	43,953
Total				157,597
France 4.7%
Altice France SA(a)
05/01/2026	7.375%		69,000	66,107
02/01/2027	8.125%		9,000	8,927
French Republic Government Bond OAT(a)
05/25/2028	0.750%	EUR	1,300,000	1,481,218
SPCM SA(a)
09/15/2025	4.875%		11,000	10,152
Total				1,566,404
Germany 0.2%
Unitymedia GmbH(a)
01/15/2025	6.125%		7,000	7,198
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%		45,000	45,335
Total				52,533
Ireland 0.8%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%		30,000	30,191
02/15/2025	6.000%		13,000	12,173
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%		13,000	12,974
10/01/2023	5.125%		8,000	7,843
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%		215,000	188,787
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%		2,000	1,984
Total				253,952
Italy 0.6%
Assicurazioni Generali SpA, Subordinated(a),(c)
06/08/2048	5.000%	EUR	150,000	171,466
Telecom Italia Capital SA
09/30/2034	6.000%		27,000	24,355
Wind Tre SpA(a)
01/20/2026	5.000%		24,000	20,400
Total				216,221
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Luxembourg 0.1%
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	20,000	18,274
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	10,000	9,938
Total			28,212
Mexico 1.4%
Cemex SAB de CV(a)
04/16/2026	7.750%	450,000	474,683
Netherlands 0.4%
Alpha 2 BV(a)
06/01/2023	8.750%	11,000	10,926
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	11,000	10,523
Constellium NV(a)
05/15/2024	5.750%	8,000	7,647
03/01/2025	6.625%	13,000	12,790
02/15/2026	5.875%	8,000	7,505
Sensata Technologies BV(a)
10/01/2025	5.000%	20,000	19,295
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	18,000	17,457
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	29,000	25,844
Ziggo BV(a)
01/15/2027	5.500%	25,000	22,887
Total			134,874
Switzerland 0.0%
Weatherford International Ltd.
02/15/2024	9.875%	4,000	3,126
United Kingdom 1.0%
International Game Technology PLC(a)
01/15/2027	6.250%	7,000	6,895
Sky PLC(a)
09/16/2024	3.750%	270,000	267,306
Virgin Media Finance PLC(a)
01/15/2025	5.750%	47,000	45,408
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	14,000	13,087
Total			332,696
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 26.0%
AES Corp.
03/15/2023	4.500%	2,000	1,976
05/15/2026	6.000%	11,000	11,248
09/01/2027	5.125%	12,000	11,839
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	4,000	3,542
Ally Financial, Inc.
11/01/2031	8.000%	28,000	33,668
Altice U.S. Finance I Corp.(a)
05/15/2026	5.500%	20,000	19,511
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	18,000	17,462
Angus Chemical Co.(a)
02/15/2023	8.750%	24,000	24,535
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	145,000	136,402
Apergy Corp.(a)
05/01/2026	6.375%	13,000	13,155
APX Group, Inc.
12/01/2022	7.875%	17,000	17,093
09/01/2023	7.625%	7,000	6,229
Ascend Learning LLC(a)
08/01/2025	6.875%	8,000	7,932
AT&T, Inc.
06/15/2045	4.350%	300,000	245,017
Avantor, Inc.(a)
10/01/2025	9.000%	6,000	6,057
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	4,000	3,891
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	18,000	16,067
B&G Foods, Inc.
04/01/2025	5.250%	15,000	14,287
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	21,000	22,042
01/31/2027	8.500%	3,000	3,067
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	26,000	23,330
Becton Dickinson and Co.
06/06/2027	3.700%	150,000	140,562
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	15,000	15,647
Boyd Gaming Corp.
04/01/2026	6.375%	9,000	8,932
08/15/2026	6.000%	5,000	4,852

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	8,000	8,381
Brighthouse Financial, Inc.
06/22/2047	4.700%	85,000	65,616
BWAY Holding Co.(a)
04/15/2024	5.500%	4,000	3,839
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	9,000	8,369
Calfrac Holdings LP(a)
06/15/2026	8.500%	4,000	3,600
Callon Petroleum Co.
10/01/2024	6.125%	6,000	5,851
07/01/2026	6.375%	16,000	15,876
Calpine Corp.
01/15/2025	5.750%	17,000	15,201
Calpine Corp.(a)
06/01/2026	5.250%	6,000	5,520
Camelot Finance SA(a)
10/15/2024	7.875%	15,000	14,832
Cardinal Health, Inc.
06/15/2047	4.368%	50,000	42,163
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	8,000	7,511
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	41,000	38,618
02/01/2028	5.000%	3,000	2,796
CDK Global, Inc.
06/01/2027	4.875%	12,000	11,261
Centene Corp.
01/15/2025	4.750%	6,000	5,933
Centene Corp.(a)
06/01/2026	5.375%	19,000	19,285
Centennial Resource Production LLC(a)
01/15/2026	5.375%	5,000	4,887
CenturyLink, Inc.
03/15/2022	5.800%	17,000	16,989
12/01/2023	6.750%	32,000	32,588
Cequel Communications Holdings I LLC/Capital Corp.(a)
04/01/2028	7.500%	21,000	21,735
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	16,000	15,642
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	7,000	6,746
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	4,000	3,991
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	11,000	10,815
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Energy Corp.
10/01/2026	7.500%	15,000	14,699
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	10,000	9,196
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	10,000	9,850
Clearway Energy Operating LLC
09/15/2026	5.000%	21,000	19,539
CMS Energy Corp.
11/15/2025	3.600%	85,000	82,317
02/15/2027	2.950%	225,000	204,839
ConAgra Foods, Inc.
09/15/2022	3.250%	345,000	335,561
Core & Main LP(a)
08/15/2025	6.125%	11,000	10,346
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	25,000	23,776
CSC Holdings LLC(a)
10/15/2025	10.875%	13,000	14,999
02/01/2028	5.375%	30,000	28,274
CSX Corp.
11/01/2046	3.800%	65,000	55,869
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	7,000	6,997
03/15/2027	5.375%	22,000	21,877
DaVita, Inc.
05/01/2025	5.000%	14,000	13,237
DCP Midstream Operating LP
04/01/2044	5.600%	26,000	23,532
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	13,000	12,857
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	7,000	6,899
Diamondback Energy, Inc.
05/31/2025	5.375%	2,000	1,990
DISH DBS Corp.
11/15/2024	5.875%	11,000	9,347
07/01/2026	7.750%	55,000	48,749
DTE Energy Co.
06/01/2024	3.500%	246,000	240,423
Duke Energy Carolinas LLC
03/15/2046	3.875%	45,000	40,939
Eldorado Resorts, Inc.
04/01/2025	6.000%	18,000	17,822
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	6,000	5,886

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Emera U.S. Finance LP
06/15/2046	4.750%	225,000	209,888
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	2,000	2,055
01/30/2028	5.750%	20,000	20,609
Energy Transfer Equity LP
06/01/2027	5.500%	21,000	21,339
Enterprise Products Operating LLC
02/15/2045	5.100%	67,000	66,622
02/15/2048	4.250%	85,000	74,995
Equinix, Inc.
01/15/2026	5.875%	36,000	36,503
05/15/2027	5.375%	25,000	24,750
Extraction Oil & Gas, Inc.(a)
02/01/2026	5.625%	8,000	6,807
FedEx Corp.
04/01/2046	4.550%	100,000	92,085
First Data Corp.(a)
12/01/2023	7.000%	24,000	24,890
Five Corners Funding Trust(a)
11/15/2023	4.419%	295,000	301,300
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	5,000	4,819
Freeport-McMoRan, Inc.
03/15/2043	5.450%	45,000	38,129
frontdoor, Inc.(a)
08/15/2026	6.750%	4,000	4,080
Frontier Communications Corp.
01/15/2023	7.125%	5,000	3,331
01/15/2025	6.875%	11,000	6,215
09/15/2025	11.000%	5,000	3,671
Gartner, Inc.(a)
04/01/2025	5.125%	24,000	23,787
Gates Global LLC/Co.(a)
07/15/2022	6.000%	14,000	13,927
GLP Capital LP/Financing II, Inc.
06/01/2028	5.750%	2,000	2,025
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	9,000	9,257
Halcon Resources Corp.
02/15/2025	6.750%	23,000	20,913
HCA, Inc.
04/15/2025	5.250%	33,000	33,701
06/15/2026	5.250%	14,000	14,268
02/15/2027	4.500%	26,000	25,228
Hertz Corp. (The)(a)
06/01/2022	7.625%	15,000	14,362
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	9,000	8,665
Hilton Domestic Operating Co., Inc.(a)
05/01/2026	5.125%	6,000	5,865
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%	8,000	8,081
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	16,000	16,107
Hologic, Inc.(a)
10/15/2025	4.375%	13,000	12,191
02/01/2028	4.625%	4,000	3,655
HUB International Ltd.(a)
05/01/2026	7.000%	15,000	14,651
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	9,000	8,505
Informatica LLC(a)
07/15/2023	7.125%	12,000	12,239
International Game Technology PLC(a)
02/15/2025	6.500%	15,000	15,222
IRB Holding Corp.(a)
02/15/2026	6.750%	8,000	7,661
Iron Mountain, Inc.
08/15/2024	5.750%	7,000	6,852
Iron Mountain, Inc.(a)
09/15/2027	4.875%	5,000	4,459
03/15/2028	5.250%	10,000	8,986
iStar, Inc.
04/01/2022	6.000%	9,000	8,978
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	24,000	24,627
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	14,000	13,718
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	39,000	38,988
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	11,000	10,342
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	30,000	27,593
Kinder Morgan, Inc.
02/15/2046	5.050%	150,000	140,763
Kraft Heinz Foods Co.
06/01/2046	4.375%	145,000	120,439
L Brands, Inc.
11/01/2035	6.875%	7,000	5,950
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	8,000	7,829
11/01/2026	4.875%	23,000	22,208

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lennar Corp.
06/01/2026	5.250%	13,000	12,432
06/15/2027	5.000%	12,000	11,313
11/29/2027	4.750%	17,000	15,895
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	10,000	9,606
03/15/2026	5.625%	4,000	3,991
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	2,000	2,016
Matador Resources Co.(a)
09/15/2026	5.875%	12,000	11,790
Match Group, Inc.
06/01/2024	6.375%	9,000	9,361
Mattel, Inc.(a)
12/31/2025	6.750%	11,000	10,533
Meritage Homes Corp.
06/01/2025	6.000%	7,000	6,814
06/06/2027	5.125%	9,000	7,936
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	10,000	9,181
01/15/2028	4.500%	2,000	1,792
MGM Resorts International
12/15/2021	6.625%	23,000	24,074
Molson Coors Brewing Co.
07/15/2046	4.200%	80,000	67,461
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	31,000	31,545
MSCI, Inc.(a)
08/01/2026	4.750%	15,000	14,462
Multi-Color Corp.(a)
11/01/2025	4.875%	15,000	13,855
Nabors Industries, Inc.
01/15/2023	5.500%	4,000	3,763
02/01/2025	5.750%	24,000	22,121
Navient Corp.
01/25/2022	7.250%	10,000	10,418
03/25/2024	6.125%	19,000	18,469
10/25/2024	5.875%	12,000	11,313
06/15/2026	6.750%	9,000	8,597
NCR Corp.
12/15/2023	6.375%	16,000	15,956
Netflix, Inc.(a)
04/15/2028	4.875%	17,000	15,596
11/15/2028	5.875%	28,000	27,509
05/15/2029	6.375%	11,000	11,054
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	16,000	14,770
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NFP Corp.(a)
07/15/2025	6.875%	16,000	15,609
NGPL PipeCo LLC(a)
08/15/2022	4.375%	6,000	5,926
12/15/2037	7.768%	30,000	35,184
NiSource, Inc.
05/15/2047	4.375%	175,000	160,402
Novelis Corp.(a)
09/30/2026	5.875%	39,000	36,754
Novolex (a)
01/15/2025	6.875%	6,000	5,609
NRG Energy, Inc.(a)
01/15/2028	5.750%	2,000	1,988
NuStar Logistics LP
04/28/2027	5.625%	12,000	11,471
Olin Corp.
02/01/2030	5.000%	9,000	8,074
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	24,000	24,088
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	14,000	13,950
Pacific Gas & Electric Co.
02/15/2044	4.750%	129,000	117,290
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	29,000	28,002
10/15/2027	5.625%	2,000	1,972
Party City Holdings, Inc.(a)
08/01/2026	6.625%	4,000	3,888
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	23,000	22,810
PDC Energy, Inc.
09/15/2024	6.125%	16,000	15,282
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	400,000	386,878
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	13,000	12,111
Penske Automotive Group, Inc.
12/01/2024	5.375%	3,000	2,904
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	285,000	246,808
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	24,000	22,713
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	9,000	9,228

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
08/15/2026	5.000%	5,000	4,609
03/01/2027	5.750%	37,000	35,335
01/15/2028	5.625%	10,000	9,402
PPL Capital Funding, Inc.
06/01/2023	3.400%	525,000	513,659
PQ Corp.(a)
11/15/2022	6.750%	24,000	24,711
12/15/2025	5.750%	9,000	8,686
Prestige Brands, Inc.(a)
03/01/2024	6.375%	26,000	25,704
Progress Energy, Inc.
04/01/2022	3.150%	525,000	514,562
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	13,000	12,804
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	19,000	17,716
Quicken Loans, Inc.(a)
05/01/2025	5.750%	28,000	26,981
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	2,000	1,920
02/15/2025	6.625%	12,000	11,203
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	24,000	23,840
11/15/2026	8.250%	18,000	17,498
Resideo Funding, Inc.(a)
11/01/2026	6.125%	2,000	2,009
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	33,000	33,010
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	10,000	9,951
Rockies Express Pipeline LLC(a)
04/15/2040	6.875%	19,000	20,672
Rowan Companies, Inc.
01/15/2024	4.750%	6,000	5,165
SBA Communications Corp.
09/01/2024	4.875%	45,000	43,126
Scientific Games International, Inc.
12/01/2022	10.000%	28,000	29,331
Scientific Games International, Inc.(a)
10/15/2025	5.000%	19,000	17,669
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	23,000	23,507
12/15/2026	5.250%	4,000	3,789
Sempra Energy
06/15/2024	3.550%	235,000	228,906
06/15/2027	3.250%	110,000	101,328
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SESI LLC
09/15/2024	7.750%	16,000	15,729
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	7,000	6,898
07/15/2026	5.375%	12,000	11,719
08/01/2027	5.000%	26,000	24,436
SM Energy Co.
06/01/2025	5.625%	7,000	6,734
09/15/2026	6.750%	16,000	16,040
01/15/2027	6.625%	2,000	2,009
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	25,000	24,516
Southern Co. (The)
07/01/2046	4.400%	180,000	165,278
Spectrum Brands, Inc.
07/15/2025	5.750%	26,000	25,275
Springleaf Finance Corp.
03/15/2023	5.625%	4,000	3,875
03/15/2025	6.875%	12,000	11,479
03/15/2026	7.125%	8,000	7,577
Sprint Capital Corp.
11/15/2028	6.875%	14,000	13,761
Sprint Corp.
02/15/2025	7.625%	20,000	20,801
03/01/2026	7.625%	17,000	17,670
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	2,000	2,029
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	3,000	2,986
Sunoco LP/Finance Corp.(a)
02/15/2026	5.500%	11,000	10,513
Symantec Corp.(a)
04/15/2025	5.000%	19,000	18,033
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	9,000	8,903
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	41,000	39,989
01/15/2028	5.000%	33,000	31,322
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	15,000	14,804
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2047	4.270%	180,000	169,011
Teleflex, Inc.
06/01/2026	4.875%	6,000	5,844
11/15/2027	4.625%	10,000	9,305
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	15,000	14,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
06/15/2023	6.750%	19,000	18,901
05/01/2025	5.125%	11,000	10,569
08/01/2025	7.000%	6,000	5,890
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	21,000	18,806
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	42,000	44,268
02/01/2026	4.500%	6,000	5,621
02/01/2028	4.750%	10,000	9,250
TransDigm, Inc.
05/15/2025	6.500%	35,000	34,819
06/15/2026	6.375%	12,000	11,756
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	12,000	11,255
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	11,000	10,893
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	11,000	11,116
United Rentals North America, Inc.
12/15/2026	6.500%	25,000	25,293
Verizon Communications, Inc.
03/15/2055	4.672%	40,000	35,997
Verscend Escrow Corp.(a)
08/15/2026	9.750%	5,000	5,005
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	3,000	3,061
Viking Cruises Ltd.(a)
09/15/2027	5.875%	10,000	9,506
Vistra Energy Corp.
11/01/2024	7.625%	15,000	15,914
Weatherford International LLC(a)
03/01/2025	9.875%	2,000	1,569
Weatherford International Ltd.
06/15/2021	7.750%	8,000	6,650
WellCare Health Plans, Inc.
04/01/2025	5.250%	25,000	24,937
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	11,000	10,987
WESCO Distribution, Inc.
06/15/2024	5.375%	9,000	8,701
WeWork Companies, Inc.(a)
05/01/2025	7.875%	6,000	5,542
Whiting Petroleum Corp.
01/15/2026	6.625%	11,000	10,994
Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
WPX Energy, Inc.
01/15/2022	6.000%		8,000	8,189
09/15/2024	5.250%		18,000	17,731
06/01/2026	5.750%		7,000	6,981
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%		15,000	14,264
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%		33,000	32,347
Zekelman Industries, Inc.(a)
06/15/2023	9.875%		9,000	9,610
Total				8,637,203
Total Corporate Bonds & Notes (Cost $12,622,601)				12,043,358

Foreign Government Obligations(b),(d) 35.4%

Argentina 0.9%
Argentine Republic Government International Bond
04/22/2021	6.875%		300,000	287,295
Canada 2.4%
Canadian Government Bond
06/01/2028	2.000%	CAD	1,100,000	800,850
Dominican Republic 1.3%
Dominican Republic International Bond(a)
04/20/2027	8.625%		400,000	452,404
Egypt 1.2%
Egypt Government International Bond(a)
01/31/2027	7.500%		400,000	391,551
Germany 9.5%
Bundesobligation (a),(e)
04/08/2022	0.000%	EUR	650,000	747,316
Bundesrepublik Deutschland Bundesanleihe(a)
07/04/2042	3.250%	EUR	500,000	851,449
08/15/2046	2.500%	EUR	1,000,000	1,549,618
Total				3,148,383
Honduras 0.8%
Honduras Government International Bond(a)
03/15/2024	7.500%		250,000	263,795
Italy 5.3%
Italy Buoni Poliennali Del Tesoro
11/01/2026	7.250%	EUR	283	412
Republic of Italy Government International Bond(a)
07/31/2024	5.125%	EUR	1,400,000	1,756,835
Total				1,757,247

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Foreign Government Obligations(b),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan 1.4%
Japan Government 30-Year Bond
09/20/2046	0.500%	JPY	57,400,000	465,346
Mexico 2.2%
Mexican Bonos
05/31/2029	8.500%	MXN	5,200,000	247,467
Petroleos Mexicanos
01/24/2022	4.875%		500,000	492,408
Total				739,875
Russian Federation 2.1%
Gazprom OAO Via Gaz Capital SA(a)
03/07/2022	6.510%		550,000	575,546
08/16/2037	7.288%		115,000	126,763
Total				702,309
Senegal 0.9%
Senegal Government International Bond(a)
07/30/2024	6.250%		300,000	292,861
Serbia 0.6%
Serbia International Bond(a)
12/03/2018	5.875%		200,000	200,435
Spain 3.1%
Spain Government Bond(a)
10/31/2025	2.150%	EUR	635,000	772,261
10/31/2044	5.150%	EUR	146,000	248,089
Total				1,020,350
United Kingdom 3.7%
United Kingdom Gilt(a)
12/07/2027	4.250%	GBP	300,000	480,290
01/22/2045	3.500%	GBP	450,000	766,707
Total				1,246,997
Total Foreign Government Obligations (Cost $12,355,288)				11,769,698

Residential Mortgage-Backed Securities - Non-Agency 1.4%

United States 1.4%
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2013-2 Class 1A3
11/25/2037	4.600%		443,910	444,154
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $450,570)				444,154

Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
8th Avenue Food & Provisions, Inc.(g),(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		4,326	4,359
8th Avenue Food & Provisions, Inc.(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.049%	8,446	8,499
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(h),(i)
Tranche B3 Term Loan
3-month USD LIBOR + 3.500% 12/01/2023	5.802%	6,895	6,918
Serta Simmons Bedding LLC(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.277%	17,202	13,315
UFC Holdings LLC(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% 08/18/2024	9.802%	2,000	2,017
Total			35,108
Total Senior Loans (Cost $38,766)			35,108

U.S. Treasury Obligations 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 8.8%
U.S. Treasury
03/31/2020	2.250%	2,000,000	1,984,225
05/15/2048	3.125%	1,000,000	948,206
Total			2,932,431
Total U.S. Treasury Obligations (Cost $3,001,806)			2,932,431

Money Market Funds 10.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(j),(k)	3,624,269	3,623,907
Total Money Market Funds (Cost $3,623,907)		3,623,907
Total Investments in Securities (Cost $33,767,636)		32,478,074
Other Assets & Liabilities, Net		735,882
Net Assets		$33,213,956

At October 31, 2018, securities and/or cash totaling $583,427 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
439,224 USD	620,000 AUD	Citi	11/26/2018	—	(56)
89,994 USD	580,000 DKK	Citi	11/26/2018	—	(1,761)
420,981 USD	118,000,000 HUF	Citi	11/26/2018	—	(8,700)
103,883 USD	3,400,000 THB	Citi	11/26/2018	—	(1,261)
258,095 USD	333,000 CAD	Credit Suisse	11/26/2018	—	(5,034)
1,457,596 USD	1,259,000 EUR	Credit Suisse	11/26/2018	—	(28,860)
54,607 USD	450,000 NOK	Credit Suisse	11/26/2018	—	(1,171)
158,681 USD	1,432,000 SEK	Credit Suisse	11/26/2018	—	(1,890)
5,327,829 USD	604,358,000 JPY	HSBC	11/26/2018	37,636	—
3,372,000 MXN	175,932 USD	Morgan Stanley	11/26/2018	10,594	—
210,431 USD	208,000 CHF	Morgan Stanley	11/26/2018	—	(3,459)
51,140 USD	79,000 NZD	Morgan Stanley	11/26/2018	423	—
2,679 USD	10,000 PLN	Morgan Stanley	11/26/2018	—	(72)
79,707 USD	110,000 SGD	Morgan Stanley	11/26/2018	—	(253)
222,000,000 KRW	196,681 USD	Standard Chartered	11/26/2018	1,997	—
43,322 USD	2,900,000 RUB	Standard Chartered	11/26/2018	561	—
422,164 USD	322,000 GBP	UBS	11/26/2018	—	(10,145)
Total				51,211	(62,662)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	4	12/2018	AUD	517,651	—	(2,833)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	(66)	12/2019	EUR	(16,523,925)	—	(31,243)
Euro-Bund	(4)	12/2018	EUR	(637,380)	—	(2,675)
U.S. Treasury 10-Year Note	(20)	12/2018	USD	(2,389,662)	31,207	—
U.S. Treasury 5-Year Note	(28)	12/2018	USD	(3,158,613)	23,786	—
Total					54,993	(33,918)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.254%	6-Month JPY BBA LIBOR	Receives semi annually, Pays semi annually	Morgan Stanley	07/19/2046	JPY	168,962,883	(259,897)	—	—	—	(259,897)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	3,050,000	34,732	—	—	34,732	—
Markit CDX North America Investment Grade Index, Series 31	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	2,000,000	5,452	—	—	5,452	—
Markit iTraxx Europe Crossover Index, Series 30	Morgan Stanley	12/20/2023	5.000	Quarterly	EUR	1,300,000	17,356	—	—	17,356	—
Total							57,540	—	—	57,540	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $17,036,132, which represents 51.29% of total net assets.
(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2018.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Zero coupon bond.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.
(g)	Represents a security purchased on a forward commitment basis.
(h)	The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(i)	Variable rate security. The interest rate shown was the current rate as of October 31, 2018.
(j)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	1,844,323	30,985,583	(29,205,637)	3,624,269	(269)	(7)	54,522	3,623,907
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
October 31, 2018
Currency Legend  (continued)
THB	Thailand Baht
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	188,466	—	—	188,466
Commercial Mortgage-Backed Securities - Agency	—	273,481	—	—	273,481
Commercial Mortgage-Backed Securities - Non-Agency	—	1,167,471	—	—	1,167,471
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Corporate Bonds & Notes	—	12,043,358	—	—	12,043,358
Foreign Government Obligations	—	11,769,698	—	—	11,769,698
Residential Mortgage-Backed Securities - Non-Agency	—	444,154	—	—	444,154
Senior Loans	—	35,108	—	—	35,108
U.S. Treasury Obligations	2,932,431	—	—	—	2,932,431
Money Market Funds	—	—	—	3,623,907	3,623,907
Total Investments in Securities	2,932,431	25,921,736	—	3,623,907	32,478,074
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	51,211	—	—	51,211
Futures Contracts	54,993	—	—	—	54,993
Swap Contracts	—	57,540	—	—	57,540
Liability
Forward Foreign Currency Exchange Contracts	—	(62,662)	—	—	(62,662)
Futures Contracts	(36,751)	—	—	—	(36,751)
Swap Contracts	—	(259,897)	—	—	(259,897)
Total	2,950,673	25,707,928	—	3,623,907	32,282,508
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	19

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $30,143,729)	$28,854,167
Affiliated issuers (cost $3,623,907)	3,623,907
Foreign currency (cost $31,171)	30,805
Margin deposits on:
Futures contracts	72,866
Swap contracts	510,561
Unrealized appreciation on forward foreign currency exchange contracts	51,211
Receivable for:
Investments sold	29,506
Capital shares sold	114
Dividends	4,267
Interest	272,098
Foreign tax reclaims	12,068
Variation margin for futures contracts	13,816
Expense reimbursement due from Investment Manager	629
Prepaid expenses	2,144
Other assets	5,110
Total assets	33,483,269
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	62,662
Payable for:
Investments purchased	7,665
Investments purchased on a delayed delivery basis	4,315
Capital shares purchased	38,002
Variation margin for futures contracts	1,303
Variation margin for swap contracts	26,821
Management services fees	594
Distribution and/or service fees	231
Transfer agent fees	6,998
Compensation of board members	42,718
Audit fees	52,725
Custodian fees	16,878
Other expenses	8,401
Total liabilities	269,313
Net assets applicable to outstanding capital stock	$33,213,956
Represented by
Paid in capital	37,447,206
Total distributable earnings (loss)	(4,233,250)
Total - representing net assets applicable to outstanding capital stock	$33,213,956
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Bond Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
October 31, 2018
Class A
Net assets	$30,726,450
Shares outstanding	5,652,535
Net asset value per share	$5.44
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.71
Advisor Class
Net assets	$59,311
Shares outstanding	10,865
Net asset value per share	$5.46
Class C
Net assets	$712,394
Shares outstanding	135,649
Net asset value per share	$5.25
Institutional Class
Net assets	$381,511
Shares outstanding	69,501
Net asset value per share	$5.49
Institutional 3 Class
Net assets	$1,293,973
Shares outstanding	236,610
Net asset value per share	$5.47
Class R
Net assets	$14,751
Shares outstanding	2,745
Net asset value per share	$5.37
Class T
Net assets	$25,566
Shares outstanding	4,704
Net asset value per share(a)	$5.44
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$5.58

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	21

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$54,522
Interest	1,676,614
Foreign taxes withheld	(1,113)
Total income	1,730,023
Expenses:
Management services fees	256,124
Distribution and/or service fees
Class A	90,760
Class C	12,354
Class R	90
Class T	70
Transfer agent fees
Class A	82,709
Advisor Class(a)	89
Class C	2,809
Institutional Class	1,189
Institutional 3 Class	172
Class K	18
Class R	41
Class T	65
Plan administration fees
Class K	53
Compensation of board members	15,141
Custodian fees	67,187
Printing and postage fees	23,947
Registration fees	91,262
Audit fees	54,225
Legal fees	7,475
Interest on collateral	34
Compensation of chief compliance officer	12
Other	21,355
Total expenses	727,181
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(314,779)
Expense reduction	(40)
Total net expenses	412,362
Net investment income	1,317,661
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	929,658
Investments — affiliated issuers	(269)
Foreign currency translations	(42,723)
Forward foreign currency exchange contracts	(447,578)
Futures contracts	117,181
Swap contracts	(1,408,562)
Net realized loss	(852,293)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,813,387)
Investments — affiliated issuers	(7)
Foreign currency translations	(25,568)
Forward foreign currency exchange contracts	240,304
Futures contracts	(8,758)
Swap contracts	645,035
Net change in unrealized appreciation (depreciation)	(1,962,381)
Net realized and unrealized loss	(2,814,674)
Net decrease in net assets resulting from operations	$(1,497,013)

(a)	Advisor Class shares are based on operations from March 1, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations
Net investment income	$1,317,661	$1,953,731
Net realized loss	(852,293)	(3,673,981)
Net change in unrealized appreciation (depreciation)	(1,962,381)	52,664
Net decrease in net assets resulting from operations	(1,497,013)	(1,667,586)
Decrease in net assets from capital stock activity	(12,100,422)	(28,992,859)
Total decrease in net assets	(13,597,435)	(30,660,445)
Net assets at beginning of year	46,811,391	77,471,836
Net assets at end of year	$33,213,956	$46,811,391
Undistributed (excess of distributions over) net investment income	$778,176	$(11,530)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018 (a)		October 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	145,642	825,481	215,900	1,222,286
Redemptions	(2,034,469)	(11,610,106)	(5,123,409)	(28,907,203)
Net decrease	(1,888,827)	(10,784,625)	(4,907,509)	(27,684,917)
Advisor Class
Subscriptions	10,917	63,632	—	—
Redemptions	(52)	(292)	—	—
Net increase	10,865	63,340	—	—
Class B
Subscriptions	—	—	1,468	8,144
Redemptions	—	—	(47,777)	(270,386)
Net decrease	—	—	(46,309)	(262,242)
Class C
Subscriptions	5,557	31,280	14,512	79,031
Redemptions	(156,062)	(850,970)	(145,741)	(805,594)
Net decrease	(150,505)	(819,690)	(131,229)	(726,563)
Class I
Redemptions	—	—	(1,638)	(9,197)
Net decrease	—	—	(1,638)	(9,197)
Institutional Class
Subscriptions	26,356	151,863	1,180,523	6,622,638
Redemptions	(175,266)	(1,010,900)	(1,378,915)	(7,878,403)
Net decrease	(148,910)	(859,037)	(198,392)	(1,255,765)
Institutional 3 Class
Subscriptions	101,033	581,570	173,799	1,007,399
Redemptions	(37,572)	(214,970)	(2,257)	(12,983)
Net increase	63,461	366,600	171,542	994,416
Class K
Subscriptions	222	1,284	570	3,236
Redemptions	(10,529)	(61,494)	(3,053)	(17,061)
Net decrease	(10,307)	(60,210)	(2,483)	(13,825)
Class R
Subscriptions	229	1,290	746	4,149
Redemptions	(1,054)	(5,930)	(4,720)	(26,011)
Net decrease	(825)	(4,640)	(3,974)	(21,862)
Class T
Redemptions	(383)	(2,160)	(2,271)	(12,904)
Net decrease	(383)	(2,160)	(2,271)	(12,904)
Total net decrease	(2,125,431)	(12,100,422)	(5,122,263)	(28,992,859)

(a)	Advisor Class shares are based on operations from March 1, 2018 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Bond Fund | Annual Report 2018

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Columbia Global Bond Fund | Annual Report 2018	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$5.69	0.19	(0.44)	(0.25)	—	—	—
Year Ended 10/31/2017	$5.80	0.18	(0.29)	(0.11)	—	—	—
Year Ended 10/31/2016	$5.72	0.17	(0.09)	0.08	—	—	—
Year Ended 10/31/2015	$6.31	0.21	(0.61)	(0.40)	(0.04)	(0.15)	(0.19)
Year Ended 10/31/2014	$6.41	0.17	(0.16)	0.01	(0.01)	(0.10)	(0.11)
Advisor Class
Year Ended 10/31/2018(e)	$5.86	0.13	(0.53)	(0.40)	—	—	—
Class C
Year Ended 10/31/2018	$5.53	0.15	(0.43)	(0.28)	—	—	—
Year Ended 10/31/2017	$5.69	0.13	(0.29)	(0.16)	—	—	—
Year Ended 10/31/2016	$5.65	0.12	(0.08)	0.04	—	—	—
Year Ended 10/31/2015	$6.24	0.16	(0.60)	(0.44)	—	(0.15)	(0.15)
Year Ended 10/31/2014	$6.38	0.12	(0.16)	(0.04)	(0.00) (g)	(0.10)	(0.10)
Institutional Class
Year Ended 10/31/2018	$5.73	0.21	(0.45)	(0.24)	—	—	—
Year Ended 10/31/2017	$5.83	0.19	(0.29)	(0.10)	—	—	—
Year Ended 10/31/2016	$5.73	0.18	(0.08)	0.10	—	—	—
Year Ended 10/31/2015	$6.32	0.22	(0.60)	(0.38)	(0.06)	(0.15)	(0.21)
Year Ended 10/31/2014	$6.42	0.19	(0.18)	0.01	(0.01)	(0.10)	(0.11)
Institutional 3 Class
Year Ended 10/31/2018	$5.70	0.21	(0.44)	(0.23)	—	—	—
Year Ended 10/31/2017	$5.80	0.18	(0.28)	(0.10)	—	—	—
Year Ended 10/31/2016	$5.70	0.19	(0.09)	0.10	—	—	—
Year Ended 10/31/2015	$6.29	0.23	(0.60)	(0.37)	(0.07)	(0.15)	(0.22)
Year Ended 10/31/2014	$6.37	0.20	(0.16)	0.04	(0.02)	(0.10)	(0.12)
Class R
Year Ended 10/31/2018	$5.64	0.17	(0.44)	(0.27)	—	—	—
Year Ended 10/31/2017	$5.76	0.16	(0.28)	(0.12)	—	—	—
Year Ended 10/31/2016	$5.69	0.15	(0.08)	0.07	—	—	—
Year Ended 10/31/2015	$6.28	0.20	(0.61)	(0.41)	(0.03)	(0.15)	(0.18)
Year Ended 10/31/2014	$6.40	0.16	(0.17)	(0.01)	(0.01)	(0.10)	(0.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$5.44	(4.39%)	1.84% (c)	1.04% (c),(d)	3.35%	51%	$30,726
Year Ended 10/31/2017	$5.69	(1.90%)	1.59%	1.05% (d)	3.14%	66%	$42,883
Year Ended 10/31/2016	$5.80	1.40%	1.44%	1.08% (d)	2.88%	129%	$72,222
Year Ended 10/31/2015	$5.72	(6.41%)	1.37%	1.08% (d)	3.48%	90%	$89,178
Year Ended 10/31/2014	$6.31	0.19%	1.36%	1.08% (d)	2.69%	62%	$121,977
Advisor Class
Year Ended 10/31/2018(e)	$5.46	(6.83%)	1.63% (c),(f)	0.79% (c),(d),(f)	3.42% (f)	51%	$59
Class C
Year Ended 10/31/2018	$5.25	(5.06%)	2.58% (c)	1.79% (c),(d)	2.72%	51%	$712
Year Ended 10/31/2017	$5.53	(2.81%)	2.34%	1.80% (d)	2.39%	66%	$1,583
Year Ended 10/31/2016	$5.69	0.71%	2.19%	1.83% (d)	2.13%	129%	$2,374
Year Ended 10/31/2015	$5.65	(7.14%)	2.12%	1.83% (d)	2.72%	90%	$2,889
Year Ended 10/31/2014	$6.24	(0.64%)	2.11%	1.83% (d)	1.94%	62%	$4,319
Institutional Class
Year Ended 10/31/2018	$5.49	(4.19%)	1.58% (c)	0.79% (c),(d)	3.63%	51%	$382
Year Ended 10/31/2017	$5.73	(1.72%)	1.36%	0.80% (d)	3.42%	66%	$1,251
Year Ended 10/31/2016	$5.83	1.75%	1.19%	0.83% (d)	3.15%	129%	$2,430
Year Ended 10/31/2015	$5.73	(6.15%)	1.12%	0.83% (d)	3.68%	90%	$2,275
Year Ended 10/31/2014	$6.32	0.26%	1.11%	0.83% (d)	2.94%	62%	$3,469
Institutional 3 Class
Year Ended 10/31/2018	$5.47	(4.03%)	1.38% (c)	0.61% (c)	3.73%	51%	$1,294
Year Ended 10/31/2017	$5.70	(1.72%)	1.12%	0.64%	3.38%	66%	$986
Year Ended 10/31/2016	$5.80	1.75%	0.96%	0.66%	3.32%	129%	$9
Year Ended 10/31/2015	$5.70	(5.99%)	0.89%	0.66%	3.92%	90%	$9
Year Ended 10/31/2014	$6.29	0.63%	0.83%	0.64%	3.15%	62%	$10
Class R
Year Ended 10/31/2018	$5.37	(4.79%)	2.09% (c)	1.29% (c),(d)	3.08%	51%	$15
Year Ended 10/31/2017	$5.64	(2.08%)	1.83%	1.31% (d)	2.88%	66%	$20
Year Ended 10/31/2016	$5.76	1.23%	1.69%	1.33% (d)	2.65%	129%	$43
Year Ended 10/31/2015	$5.69	(6.70%)	1.62%	1.33% (d)	3.31%	90%	$45
Year Ended 10/31/2014	$6.28	(0.19%)	1.62%	1.34% (d)	2.46%	62%	$32
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Year Ended 10/31/2018	$5.69	0.19	(0.44)	(0.25)	—	—	—
Year Ended 10/31/2017	$5.80	0.18	(0.29)	(0.11)	—	—	—
Year Ended 10/31/2016	$5.72	0.17	(0.09)	0.08	—	—	—
Year Ended 10/31/2015	$6.31	0.21	(0.61)	(0.40)	(0.04)	(0.15)	(0.19)
Year Ended 10/31/2014	$6.41	0.17	(0.16)	0.01	(0.01)	(0.10)	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Advisor Class shares commenced operations on March 1, 2018. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Year Ended 10/31/2018	$5.44	(4.39%)	1.85% (c)	1.04% (c),(d)	3.34%	51%	$26
Year Ended 10/31/2017	$5.69	(1.90%)	1.59%	1.05% (d)	3.15%	66%	$29
Year Ended 10/31/2016	$5.80	1.40%	1.43%	1.08% (d)	2.88%	129%	$43
Year Ended 10/31/2015	$5.72	(6.40%)	1.37%	1.08% (d)	3.49%	90%	$53
Year Ended 10/31/2014	$6.31	0.19%	1.36%	1.08% (d)	2.69%	62%	$90
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Bond Fund | Annual Report 2018	29

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Advisor Class shares commenced operations on March 1, 2018.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
30	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Global Bond Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
October 31, 2018
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
32	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission
Columbia Global Bond Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
October 31, 2018
merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
34	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	57,540*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	51,211
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	54,993*
Total		163,744

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	62,662
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	36,751*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	259,897*
Total		359,310

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Global Bond Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
October 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(485,893)	(485,893)
Foreign exchange risk	(447,578)	—	—	(447,578)
Interest rate risk	—	117,181	(922,669)	(805,488)
Total	(447,578)	117,181	(1,408,562)	(1,738,959)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	343,314	343,314
Foreign exchange risk	240,304	—	—	240,304
Interest rate risk	—	(8,758)	301,721	292,963
Total	240,304	(8,758)	645,035	876,581
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	9,161,390
Futures contracts — short	38,267,395
Credit default swap contracts — buy protection	12,978,648
Credit default swap contracts — sell protection	375,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	110,527	(217,677)
Interest rate swap contracts	—	(569,235)

*	Based on the ending quarterly outstanding amounts for the year ended October 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
36	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2018:
	Citi ($)	Credit Suisse ($)	HSBC ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	37,636	11,017	-	2,558	-	51,211
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	14,542	-	-	14,542
Centrally cleared interest rate swap contracts (b)	-	-	-	-	12,279	-	-	12,279
Forward foreign currency exchange contracts	11,778	36,955	-	3,784	-	-	10,145	62,662
Total liabilities	11,778	36,955	-	3,784	26,821	-	10,145	89,483
Total financial and derivative net assets	(11,778)	(36,955)	37,636	7,233	(26,821)	2,558	(10,145)	(38,272)
Total collateral received (pledged) (c)	-	-	-	-	(26,821)	-	-	(26,821)
Net amount (d)	(11,778)	(36,955)	37,636	7,233	-	2,558	(10,145)	(11,451)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia Global Bond Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
October 31, 2018
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
38	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.65% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Columbia Global Bond Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
October 31, 2018
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.23
Advisor Class	0.23 (a)
Class C	0.23
Institutional Class	0.23
Institutional 3 Class	0.01
Class K	0.03 (b)
Class R	0.23
Class T	0.23

(a)	Annualized.
(b)	Unannualized.
40	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $68,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	2,632
Class C	35
Columbia Global Bond Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
October 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	1.04%	1.04%
Advisor Class	0.79	—
Class C	1.79	1.79
Institutional Class	0.79	0.79
Institutional 3 Class	0.60	0.635
Class R	1.29	1.29
Class T	1.04	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilites the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(527,955)	506,534	21,421
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
For the years ended October 31, 2018 and October 31, 2017, there were no distributions.
42	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
630,780	—	(3,429,259)	(1,388,776)
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
33,671,284	205,058	(1,593,834)	(1,388,776)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	1,404,004	2,025,255	3,429,259	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $18,053,910 and $31,221,465, respectively, for the year ended October 31, 2018, of which $4,006,797 and $3,934,498, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Global Bond Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
October 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
44	Columbia Global Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 81.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Board of Trustees of the Fund has approved a Plan of Liquidation and Termination pursuant to which the Fund will be liquidated and terminated. It is currently anticipated that the Fund will be liquidated in the first quarter of 2019 at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
Columbia Global Bond Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
October 31, 2018
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
46	Columbia Global Bond Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Bond Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Bond Fund | Annual Report 2018	47

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Foreign source income	Foreign source income per share
$1,077,349	$0.18
48	Columbia Global Bond Fund | Annual Report 2018

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	124	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Global Bond Fund | Annual Report 2018	49

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
50	Columbia Global Bond Fund | Annual Report 2018

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Global Bond Fund | Annual Report 2018	51

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
52	Columbia Global Bond Fund | Annual Report 2018

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Bond Fund | Annual Report 2018	53

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
54	Columbia Global Bond Fund | Annual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as a change to the portfolio management team and consideration to changes in strategy/process) had been taken.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Global Bond Fund | Annual Report 2018	55

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
56	Columbia Global Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Bond Fund | Annual Report 2018	57

Columbia Global Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN153_10_H01_(12/18)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose report to shareholders is included in this annual filing. One series liquidated on September 7, 2018 and the fees incurred by this series through its liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$171,800	$196,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$0	$2,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2018 and October 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$40,200	$31,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2018 and 2017 include Tax Fees for foreign tax filings.

During the fiscal years ended October 31, 2018 and October 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$265,200	$258,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 20, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 20, 2018